UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2010

Date of reporting period:	June 30, 2010

Item 1:   Reports to Stockholders

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2010

Date of reporting period:	June 30, 2010

Item 1:   Reports to Stockholders

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2010

Date of reporting period:	June 30, 2010

Item 1:   Reports to Stockholders

Sit Mutual Funds

Stock Funds
Annual Report

One Year Ended June 30, 2010

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Global Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds
One Year Ended June 30, 2010

Chairman’s Letter

Dear Fellow Shareholders:

          Equity markets climbed higher over the past year, as economic prospects improved, driven by stimulative fiscal and monetary actions taken by policy makers throughout the world. Although higher stock valuations and further economic challenges may limit significant upside potential, we believe stock prices can climb higher as corporate profits increase.
          Following a severe contraction, the U.S. economy (as measured by Gross Domestic Product, or GDP) has now expanded for four consecutive quarters, and further growth is expected over the second half of 2010. Despite revived concerns, on the part of some investors, that the U.S. economy is headed for renewed weakness, we expect the recovery to persist at the same subpar pace we have been forecasting. Consumers continue to reduce debt levels from the highs of 2007, and personal savings rates have moved higher. This retrenchment, combined with the stubbornly slow recovery of labor markets, will likely restrain consumer spending growth to relatively low levels. While job growth has been tepid, wages and work hours have increased since the beginning of the year. This will boost consumer spending over the near-term, but a sustained recovery in the economy will require employers to gain enough confidence to hire additional workers. Our projection for modest consumer spending, which accounts for 70% of GDP, along with a steady uptick in business spending, are key factors underlying our +2.8% GDP forecast for 2010. This represents a below average rebound in growth, compared to other economic recoveries. On a positive note, however, inflation has also remained at very low levels. The core inflation rate, which excludes food and energy sectors, increased just +0.9 percent (year-over-year) in the most recent month. Despite highly accommodative monetary policy, the subdued rate of change in all of these factors – employment, economic growth and inflation – is likely to keep Federal Reserve interest rate increases on hold for quite some time.
          Events outside the U.S. weighed on global stock
markets during the most recent quarter. First, concerns over the sustainability of China’s economic recovery emerged as the government stepped up tightening efforts to rein in growth amid rising inflation pressures and a potential “bubble” in real estate. The government’s actions will have an impact on growth during the second half of the year, but we do not expect a “hard landing,” as many segments of the economy (outside of property) will continue to grow. The other major recent events occurred in Europe, as concerns grew over mounting government debt levels in several countries, particularly Greece. Despite initial delays, the European Central Bank resumed its quantitative easing program, including a 750 billion euro program that pledges to buy debt securities in various classes within the region. While sovereign credit concerns are likely to persist for years to come, we believe the risk of a credit/liquidity seizure in the European banking system is no longer a worry for now. However, the impact of austerity measures and decreased confidence will negatively impact already low growth expectations for the region. It is critical, however, that the governments in the region rein in spending at a gradual pace. Given tepid economic growth and fragility of the banking system, severe austerity measures could tip the region into a more severe decline, which could impact the global economy.

Equity Strategy
          Although stock prices have responded to better economic conditions over the past year, the correction during the most recent quarter served as a reminder of the many challenges preventing a “new bull market” from emerging in the near term. However, we believe equities are by no means priced for an economic “boom” and patient equity investors will be rewarded over the longer term.
          Given the events of recent years, the risks and headwinds facing the equity market are readily apparent to most investors. Debt levels remain too high (for both the government and consumers), higher unemployment appears to be structural in nature, real estate markets are weak, and government policy (i.e., taxes, regulations) are adding uncertainty in many sectors of the economy. With these issues constantly dominating the headlines in recent months, investor pessimism towards stocks is understandable. However, while we remain cognizant of the risks, we believe investors must recognize positive factors, as well. First, inflation remains virtually non-existent and interest rates are extraordinarily low. This should motivate investors to take some risk in equities. Second, valuations for stocks are very reasonable, particularly after the recent correction. The P/E ratio for the S&P 500 Index (on projected next 12 month earnings) currently stands at 13, well below the average of 19 experienced over the last 20 years. Third, Corporate America has done a remarkable job boosting productivity and profitability. This should allow for solid earnings increases, even if sales growth is muted this cycle. And finally, corporate debt levels are very low, cash positions are high, and free cash flow is being produced at record levels. Most companies have plenty of capital to invest for growth, make acquisitions, or return capital to shareholders (through either dividends or share repurchases).
          Our investment strategy has not changed materially since this time last year, largely because our economic view of a “subpar” economic recovery has remained intact. In this regard, we believe it is still prudent to remain diversified among sectors, focus on companies that can grow earnings in a slow growth environment, and maintain a “high quality” bias within each Fund. Technology remains a key focus, as cyclical improvements in key segments (e.g., PCs, semiconductors) are converging with secular trends (e.g., wireless communications, smart phones) to create numerous growth opportunities in the sector. We have also recently added to the capital goods sector, as several key end markets, such as commercial aerospace, appear to be in a sustained uptrend. Conversely, health care weightings have been reduced, due to uncertainties related to the impact of
U.S. health care reform as well as the impact of austerity measures, particularly in Europe, which will pressure product pricing. In general, the Funds remain well-diversified, as we expect volatility to increase in the months ahead. Regardless of the sector, we continue to emphasize “quality,” favoring companies with strong balance sheets, predictable earnings growth, and consistent cash flow generation.
          Equity markets outside the U.S. have also corrected in recent months, due to European sovereign debt concerns and the risks of an economic slowdown during the second half of the year, particularly in China. While volatility may remain quite high, we continue to see attractive investment opportunities in emerging markets, particularly in Asia (including China), as long-term economic growth prospects remain bright. In Asia, we continue to underweight Japan, however, due to weak domestic consumption trends and structural issues within the economy. While we continue to see select opportunities in Europe (particularly exporters that can benefit from a weak euro), as valuations are generally attractive, corporate earnings growth will be challenged amid tepid economic growth in the region.
          Despite the recent correction, this past year was rewarding for investors, as stocks rebounded from their lows of early 2009. And, while the current investment environment remains very complex and challenging, we continue to believe there are attractive investment opportunities that will serve our shareholders well over the long term.

With best wishes,

Roger J. Sit
Chairman, President, Chief Executive Officer and
Global Chief Investment Officer

Sit Mutual Funds
One Year Ended June 30, 2010

Performance Summary and Stock Funds Market Review

          Global equities rallied over the past year, with almost all of the U.S. indices that we monitor posting +13% or greater gains. Domestic small- and mid- cap stocks outperformed larger issues by a wide margin, as the S&P 500 Index gained +14.43%, the Russell 2000® Index rose +21.48%, and the S&P Mid Cap 400 Index returned +24.93%. Growth stocks underperformed value stocks largely due to the outperforming finance sector that tends to be more heavily weighted within value indices. The growth-value return differential was greatest among smaller stocks. The Russell 2000® Growth Index’s gain of +17.96% over the period compared to the Russell 2000® Value Index’s gain of +25.07%, which represents over a 700 basis point differential. The Russell 1000® Growth Index’s +13.62% gain versus the Russell 1000® Value Index’s +16.92% exhibited a more modest differential.
          All sectors that we monitor within the S&P 500 Index posted positive returns over the past year, but there was a wide gap among groups. There was generally a rotation to more “cyclical” sectors within the market, as investors gained confidence that the economy was emerging from recession. Within the S&P 500 Index, sectors that outperformed the overall Index included consumer durables, producer manufacturing, transportation, consumer services and electronic technology. The sectors that underperformed the broader market over the period included energy minerals, technology services, communications, health technology and utilities. These sectors were disproportionately influenced by some very large, “defensive” companies that lagged the overall market during the period, including Exxon Mobil, Exelon, Verizon Communications, Pfizer, AT&T and Wal-Mart.
          Improving sentiment that drove domestic stocks higher also helped markets outside the U.S., as the MSCI World Index gained +9.32% on a local currency basis over the past twelve months. Currency movements, however, had an unusually large impact on returns for U.S. investors within the regional components. For example, the MSCI Europe Index gained just +2.70% in U.S dollar terms, which was far below the local return (+13.27%), due to the weak euro. Conversely, while the MSCI Japan Index fell -9.08% on a local currency basis, it represented only -0.98% in U.S. dollar terms due to the relative strength of the yen to the dollar. The MSCI Emerging Market Index, not materially impacted by currency, was the best regional component within the broad index and gained +20.58% in U.S. dollar terms.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	-7.07%
S&P 500 Index	-11.42
Barclays Capital Aggregate Bond Index	3.49
Dividend Growth Class I SDVGX	-9.91
S&P 500 Index	-11.42
Dividend Growth Class S SDVSX	-9.99
S&P 500 Index	-11.42
Global Dividend Growth(1) Class I GDGIX	-12.73
Global Dividend Growth(1) Class S GDGSX	-12.79
Composite Index(2)	-12.40
S&P 500 Index	-11.42
MSCI EAFE Index	-13.97
Large Cap Growth SNIGX	-12.64
Russell 1000® Growth Index(3)	-11.75
Mid Cap Growth(4) NBNGX	-9.68
Russell Midcap® Growth Index(5)	-10.20
International Growth(1) SNGRX	-14.32
MSCI EAFE Growth Index(6)	-12.44
Small Cap Growth(4) SSMGX	-7.34
Russell 2000® Growth Index(7)	-9.22
Developing Markets Growth(1) SDMGX	-12.08
MSCI Emerging Markets Index(7)	-9.14

*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(2)	Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.
(3)	Figures assume an inception date of 9/2/82.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED JUNE 30, 2010

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
-3.22%	12.33%	-3.20%	1.90%	-0.47%	5.75%	12/31/93
-6.65	14.43	-9.81	-0.79	-1.59	6.92
5.33	9.50	7.55	5.54	6.47	6.30
-6.19	12.71	-5.02	3.33	—	4.65	12/31/03
-6.65	14.43	-9.81	-0.79	—	0.85
-6.35	12.37	-5.27	—	—	0.73	3/31/06
-6.65	14.43	-9.81	—	—	-3.18
-9.79	8.79	—	—	—	3.69	9/30/08
-9.93	8.47	—	—	—	3.45	9/30/08
-9.28	11.06	—	—	—	-4.60
-6.65	14.43	—	—	—	-4.57
-13.23	5.92	—	—	—	-4.94
-9.36	7.80	-7.07	0.77	-4.65	9.07	9/2/82
-7.64	13.62	-6.91	0.38	-5.14	9.82
-2.03	16.87	-8.42	1.36	-4.28	11.25	9/2/82
-3.31	21.30	-7.53	1.37	-1.99	N/A
-11.92	8.10	-13.48	-0.05	-5.98	2.87	11/1/91
-10.73	8.60	-11.70	1.68	-1.61	2.82
0.16	20.97	-7.94	2.46	-2.57	9.44	7/1/94
-2.31	17.96	-7.54	1.14	-1.72	5.06
-10.80	18.05	-6.27	9.75	4.47	4.73	7/1/94
-7.22	20.58	-4.67	10.19	7.50	4.14

(4)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(5)	Russell Midcap® Growth Index inception 12/31/85.
(6)	Figures assume an inception date of 10/31/91.
(7)	Figures assume an inception date of 6/30/94.

Sit Mutual Funds
Total Returns by Calendar Year

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1999	2000	2001	2002
Balanced	20.15%	-4.80%	-12.99%	-18.59%
S&P 500 Index	21.04	-9.11	-11.88	-22.10
Barclays Capital Aggregate Bond Index	-0.82	11.63	8.44	10.25

Dividend Growth Class I	—	—	—	—
S&P 500 Index	—	—	—	—

Dividend Growth Class S	—	—	—	—
S&P 500 Index	—	—	—	—

Global Dividend Growth Class I(1)	—	—	—	—
Global Dividend Growth Class S(1)	—	—	—	—
Composite Index(3)	—	—	—	—
S&P 500 Index	—	—	—	—
MSCI EAFE Index	—	—	—	—

Large Cap Growth(4)	33.41	-13.84	-27.70	-30.58
Russell 1000® Growth Index	33.16	-22.43	-20.42	-27.89

Mid Cap Growth(5) (6)	70.65	-4.35	-33.39	-34.64
Russell Midcap® Growth Index	51.29	-11.75	-20.15	-27.41

International Growth(1)	50.77	-26.66	-33.26	-29.84
MSCI EAFE Growth Index	29.46	-24.51	-24.58	-16.02

Small Cap Growth(5)	108.63	6.25	-28.19	-26.22
Russell 2000® Growth Index	43.10	-22.44	-9.24	-30.27

Developing Markets Growth(1)	82.50	-30.18	-12.01	-18.37
MSCI Emerging Markets Index	63.70	-31.80	-4.91	-7.97

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(2)	Due to the Fund’s inception date of 9/30/08, the 2008 calendar year returns for the Sit Global Dividend Growth Fund and its benchmarks reflect performance since 9/30/08.
(3)	Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.

2003	2004	2005	2006	2007	2008		2009	YTD 2010
19.20%	9.22%	7.51%	7.88%	10.52%	-26.88%		23.12%	-3.22%
28.68	10.88	4.91	15.80	5.50	-37.00		26.47	-6.65
4.10	4.34	2.43	4.33	6.97	5.24		5.93	5.33

—	10.91	9.41	18.29	12.89	-29.60		25.59	-6.19
—	10.88	4.91	15.80	5.50	-37.00		26.47	-6.65

—	—	—	11.25	12.56	-29.77		25.25	-6.35
—	—	—	11.11	5.50	-37.00		26.47	-6.65

—	—	—	—	—	-5.25	(2)	24.65	-9.79
—	—	—	—	—	-5.31	(2)	24.40	-9.93
—	—	—	—	—	-21.11	(2)	28.67	-9.28
—	—	—	—	—	-21.94	(2)	26.47	-6.65
—	—	—	—	—	-19.95	(2)	31.78	-13.23

26.34	12.79	9.59	9.54	14.14	-34.10		28.14	-9.36
29.76	6.30	5.27	9.08	11.81	-38.44		37.21	-7.64

38.51	17.02	15.27	9.56	18.87	-45.34		35.59	-2.03
42.71	15.48	12.10	10.65	11.44	-44.32		46.29	-3.31

28.70	12.97	14.67	18.19	16.08	-44.99		27.65	-11.92
31.99	16.12	13.28	22.33	16.45	-42.70		29.36	-10.73

34.57	6.79	18.52	7.99	20.43	-42.96		33.06	0.16
48.53	14.31	4.15	13.34	7.05	-38.54		34.47	-2.31

45.96	16.54	33.77	31.59	40.72	-55.26		73.97	-10.80
51.59	22.45	30.31	29.18	36.48	-54.48		74.50	-7.22

(4)	Pursuant to a Plan of Reorganization on 7/14/00, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(5)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(6)

Pursuant to a Plan of Reorganization on 10/26/07, the Mid Cap Growth Fund acquired all of the assets of the Science and Technology Growth Fund in exchange for shares of common stock of the Mid Cap Growth Fund.

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2009

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2009. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	23.1%	2.9%	0.1%
Return After Taxes on Distributions	22.2%	2.3%	-0.6%
Return After Taxes on Distributions and Sale of Fund Shares	19.2%	2.2%	-0.3%
Barclays Capital Aggregate Bond Index	5.9%	5.0%	6.3%
S&P 500 Index	26.5%	0.4%	-1.0%

Sit Dividend Growth Fund - Class I	1 Year	5 Years	Since Inception*
Return Before Taxes	25.6%	5.3%	6.2%
Return After Taxes on Distributions	25.2%	4.5%	5.5%
Return After Taxes on Distributions and Sale of Fund Shares	21.7%	4.4%	5.2%
S&P 500 Index	26.5%	0.4%	2.1%
*Inception date 12/31/03

Sit Global Dividend Growth Fund - Class I	1 Year	5 Years	Since Inception*
Return Before Taxes	24.7%	n/a	14.2%
Return After Taxes on Distributions	24.3%	n/a	13.9%
Return After Taxes on Distributions and Sale of Fund Shares	20.9%	n/a	12.1%
Composite Index (60% S&P 500 Index, 40% MSCI EAFE Growth Index)	28.7%	n/a	1.2%
S&P 500 Index	26.5%	n/a	-1.0%
MSCI EAFE Growth Index	31.8%	n/a	4.4%
*Inception date 9/30/08

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	28.1%	3.0%	-3.3%
Return After Taxes on Distributions	28.0%	2.9%	-3.6%
Return After Taxes on Distributions and Sale of Fund Shares	23.9%	2.5%	-2.8%
Russell 1000® Growth Index	37.2%	1.6%	-4.0%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	35.6%	2.2%	-2.8%
Return After Taxes on Distributions	35.6%	2.0%	-3.3%
Return After Taxes on Distributions and Sale of Fund Shares	30.3%	1.9%	-2.4%
Russell Mid Cap® Growth Index	46.3%	2.4%	-0.5%

Sit International Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	27.7%	2.0%	-5.8%
Return After Taxes on Distributions	27.5%	1.9%	-5.9%
Return After Taxes on Distributions and Sale of Fund Shares	23.5%	1.7%	-4.7%
MSCI EAFE Growth Index	29.4%	3.6%	-1.3%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	33.1%	3.2%	-0.5%
Return After Taxes on Distributions	33.1%	3.2%	-0.6%
Return After Taxes on Distributions and Sale of Fund Shares	28.1%	2.7%	-0.5%
Russell 2000® Growth Index	34.5%	0.9%	-1.4%

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	74.0%	14.0%	5.1%
Return After Taxes on Distributions	73.9%	13.8%	5.0%
Return After Taxes on Distributions and Sale of Fund Shares	62.9%	12.3%	4.4%
MSCI Emerging Markets Index	74.5%	12.8%	7.3%

Sit Balanced Fund
One Year Ended June 30, 2010

Portfolio Managers: Roger J. Sit, Bryce A. Doty, and John M. Bernstein

          The Sit Balanced Fund’s one-year return was +12.33%. By comparison, the S&P 500 Index return was +14.43% over the period, while the Barclay’s Capital Aggregate Bond Index gained +9.50%. The Lipper Balanced Fund Index returned +13.33% over the period.
          Relatively stable interest rates, a contraction in credit spreads and a rebound in economic growth allowed both bonds and stocks to post solid returns over the past twelve months. Equities moved higher as corporate earnings generally surprised on the upside. But the equity portion of the Fund lagged the S&P 500 Index over the past twelve months, at least partially due to our focus on high quality, less cyclical stocks, which hampered performance in an environment where investors favored high beta, low quality and more cyclical companies. However, we believe we are entering another phase of the recovery, as the sluggish economic environment (and continued low interest rates) will lead investors back to high quality growth stocks that can generate sustained earnings growth. Moreover, the valuations (e.g., P/E ratios) for large cap growth stocks, such as 3M, Intel and Medtronic, are well below historical averages, and we believe solid dividend yields provide further support at current prices. In short, we continue to find many opportunities for long-term equity investors, and our research staff remains highly focused on identifying companies that can deliver consistently strong results over time.
          Despite a strengthening economy, interest rates remained relatively low over the past year and virtually all segments of the bond market posted above-average returns. While U.S. Treasuries have recently rallied, once again, on fears that another economic/ credit crisis may be emerging, we believe concerns are overdone. Yields on U.S. Treasuries remain exceptionally low and, therefore, we remain underweighted in the sector. Conversely, we believe high quality corporate bonds, closed end funds and mortgages continue to provide investors with attractive risk-adjusted return potential.
          As of June 30th, the asset allocation of the Fund was 62% equities, 35% fixed income, and 3% cash and equivalents. We continue to emphasize high quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 6/30/10:	$14.18 Per Share
6/30/09:	$12.96 Per Share

Total Net Assets:	$10.5 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index(1)	Barclays Capital Aggregate Bond Index(2)

3 Month**	-7.07%	-11.42%	3.49%
6 Month**	-3.22	-6.65	5.33
1 Year	12.33	14.43	9.50
5 Year	1.90	-0.79	5.54
10 Year	-0.47	-1.59	6.47
Inception	5.75	6.92	6.30
(12/31/93)

CUMULATIVE TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index(1)	Barclays Capital Aggregate Bond Index(2)

1 Year	12.33%	14.43%	9.50%
5 Year	9.86	-3.91	30.94
10 Year	-4.62	-14.79	87.14
Inception	151.79	201.83	174.17
(12/31/93)
*As of 6/30/10.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/00 and held until 6/30/10 would have declined to $9,538 in the Fund, $8,521 in the S&P 500 Index or grown to $18,714 in the Barclays Capital Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	1.	IBM Corp.
	2.	Google, Inc.
	3.	Mc Donald’s Corp.
	4.	Occidental Petroleum Corp.
	5.	PepsiCo, Inc.
Bonds	1.	U.S. Treasury Strip, 11/15/21
	2.	GNR Series 2005-74 HA, 7.50%, 9/16/35
	3.	American Strategic, Inc. Portfolio II
	4.	Wachovia Bank, 6.00%, 11/15/17
	5.	Procter & Gamble ESOP, 9.36%, 1/1/21
Total Number of Holdings: 162

Sit Balanced Fund

Portfolio of Investments - June 30, 2010

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

Common Stocks (61.6%) (2)
Communications (1.8%)
2,300	Rogers Communications, Inc.	75,348
4,000	Verizon Communications, Inc.	112,080
		187,428
Consumer Non-Durables (6.3%)
2,700	Coca-Cola Company	135,324
1,300	Colgate-Palmolive Co.	102,388
1,100	General Mills, Inc.	39,072
2,400	PepsiCo, Inc.	146,280
2,750	Philip Morris International, Inc.	126,060
2,000	The Procter & Gamble Co.	119,960
		669,084
Consumer Services (2.4%)
2,350	McDonald’s Corp.	154,795
1,400	Visa, Inc.	99,050
		253,845
Electronic Technology (11.1%)
1,400	Analog Devices, Inc.	39,004
550	Apple, Inc. (3)	138,342
7,200	Applied Materials, Inc.	86,544
2,300	Broadcom Corp.	75,831
3,000	Ciena Corp. (3)	38,040
6,700	Cisco Systems, Inc. (3)	142,777
1,800	EMC Corp. (3)	32,940
6,700	Intel Corp.	130,315
1,525	IBM Corp.	188,307
1,100	Linear Technology Corp.	30,591
2,000	Marvell Technology Group (3)	31,520
3,700	Qualcomm, Inc.	121,508
1,100	Research In Motion, Ltd. (3)	54,186
2,200	Seagate Technology (3)	28,688
900	Veeco Instruments, Inc. (3)	30,852
		1,169,445
Energy Minerals (5.4%)
400	Apache Corp.	33,676
1,400	EQT Corp.	50,596
800	Murphy Oil Corp.	39,640
1,900	Occidental Petroleum Corp.	146,585
3,500	Southwestern Energy Co. (3)	135,240
2,400	Suncor Energy, Inc.	70,656
2,200	Ultra Petroleum Corp. (3)	97,350
		573,743
Finance (7.5%)
1,200	Aflac, Inc.	51,204
5,200	Bank of America Corp.	74,724
2,100	Bank of New York Mellon Financial Corp.	51,849
225	CME Group, Inc.	63,349

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

700	Franklin Resources, Inc.	60,333
700	Goldman Sachs Group, Inc.	91,889
3,000	JPMorgan Chase & Co.	109,830
200	M&T Bank Corp.	16,990
300	Northern Trust Corp.	14,010
500	PartnerRe, Ltd.	35,070
800	Prudential Financial, Inc.	42,928
1,000	The Travelers Companies, Inc.	49,250
1,500	U.S. Bancorp	33,525
3,900	Wells Fargo & Co.	99,840
		794,791
Health Services (0.9%)
600	McKesson Corp.	40,296
900	Medco Health Solutions, Inc. (3)	49,572
		89,868
Health Technology (6.6%)
700	Abbott Laboratories	32,746
600	Allergan, Inc.	34,956
650	Baxter International, Inc.	26,416
2,500	Celgene Corp. (3)	127,050
1,500	Genzyme Corp. (3)	76,155
2,500	Gilead Sciences, Inc. (3)	85,700
200	Intuitive Surgical, Inc. (3)	63,124
1,000	Johnson & Johnson	59,060
1,100	Medtronic, Inc.	39,897
700	St. Jude Medical, Inc. (3)	25,263
1,700	Thermo Fisher Scientific, Inc. (3)	83,385
750	Varian Medical Systems, Inc. (3)	39,210
		692,962
Industrial Services (0.8%)
1,550	Schlumberger, Ltd.	85,777
Non-Energy Minerals (0.6%)
650	Allegheny Technologies, Inc.	28,724
500	Freeport-McMoran, Inc.	29,565
		58,289
Process Industries (1.1%)
1,500	Ecolab, Inc.	67,365
700	Praxair, Inc.	53,193
		120,558
Producer Manufacturing (5.1%)
725	3M Co.	57,268
2,900	ABB, Ltd., A.D.R.	50,112
1,300	Danaher Corp.	48,256
1,400	Deere & Co.	77,952
1,300	Emerson Electric Co.	56,797
4,200	General Electric Co.	60,564
500	Goodrich Corp.	33,125
500	Lockheed Martin Corp.	37,250

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

400	Precision Castparts Corp.	41,168
1,100	United Technologies Corp.	71,401
		533,893
Retail Trade (4.5%)
1,450	Best Buy Co., Inc.	49,097
800	Costco Wholesale Corp.	43,864
2,550	CVS/Caremark Corp.	74,766
1,400	Home Depot, Inc.	39,298
1,400	Kohl’s Corp. (3)	66,500
2,100	Target Corp.	103,257
1,975	Wal-Mart Stores, Inc.	94,938
		471,720
Technology Services (5.4%)
2,600	Accenture Ltd.	100,490
2,000	Adobe Systems, Inc. (3)	52,860
375	Google, Inc. (3)	166,856
5,000	Microsoft Corp.	115,050
6,300	Oracle Corp.	135,198
		570,454
Transportation (1.5%)
1,400	Expeditors Intl. of Washington, Inc.	48,314
1,100	Union Pacific Corp.	76,461
625	United Parcel Service, Inc.	35,556
		160,331
Utilities (0.6%)
1,350	Calpine Corp. (3)	17,172
900	Wisconsin Energy Corp.	45,666
		62,838
Total common stocks		6,495,026
(cost: $6,169,101)

Bonds (32.1%) (2)
Asset-Backed Securities (3.2%)
100,000	Centex Home Equity 2004-D AF4,
	4.68%, 6/25/32	97,435
63,158	Chase Funding 2003-6 1A4,
	4.49%, 11/25/34	61,173
	Countrywide Home Equity:
44,272	2003-5 AF6, 4.81%, 1/25/34	41,294
46,315	2004-10 AF5B, 5.11%, 2/25/35	43,000
	Green Tree Financial Corp:
17,007	1997-1 A6, 7.29%, 3/15/28	18,045
20,173	1997-6 A10, 6.87%, 1/15/29	21,452
	Origen Mfg. Housing:
12,398	2001-A A5, 7.08%, 3/15/32	12,506
11,057	2002-A A3, 6.17%, 5/15/23	11,292
31,445	Residential Funding 2003-HI2 A6,
	4.76%, 7/25/28	30,591
		336,788

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

Collateralized Mortgage Obligations (4.0%)
19,520	Bank of America Funding Corp.
	2003-2 1A1, 6.50%, 6/25/32	20,355
29,789	Federal National Mtg. Association,
	7.00%, 2/25/44	33,498
138,646	GNR Series 2005-74 HA, 7.50%, 9/16/35	157,866
218	GSR Mortgage Loan Trust 2005-4F 5A2, 6.00%, 5/25/35	208
21,956	Master Asset Securitization Trust
	2003-4 CA1, 8.00%, 5/25/18	22,624
41,658	Residential Funding Mtg. Securities
	2005-S6 A2, 5.25%, 8/25/35	40,876
44,250	Specialty Underwriting & Residential Fin. 2004-AA1 2A2, 5.50%, 10/25/34	42,578
75,270	Vendee Mtg. Tr., 2008-1 B, 8.21%, 3/15/25	84,114
17,481	Washington Mutual Mtg. Pass-Through 2002-S8, 5.25%, 1/25/18	17,866
		419,985
Corporate Bonds (6.7%)
50,000	Bank of America Corp, 5.63%, 7/1/20	50,397
25,000	Comerica Bank, 8.38%, 7/15/24	27,131
97,979	Continental Airlines, 9.00%, 7/8/16	105,327
50,000	Delta Air Lines, 6.20%, 7/2/18	50,000
75,000	JPM Chase Capital, 6.80%, 10/1/37	74,128
45,000	NTC Capital, variable rate, 1/15/27	36,515
25,000	PartnerRe Finance, 5.50%, 6/1/20	24,160
85,381	Procter & Gamble ESOP, 9.36%, 1/1/21	108,016
50,000	Renre NA Hldgs., 5.75%, 3/15/20	49,837
68,920	SW Airlines 07-1 Trust, 6.65%, 8/1/22 (5)	69,954
100,000	Wachovia Bank, 6.00%, 11/15/17	109,130
		704,595
Federal Home Loan Mortgage Corporation (2.9%)
62,451	7.00%, 7/1/32	69,474
46,190	7.00%, 5/1/34	51,384
80,195	7.00%, 11/1/37	89,301
42,038	7.50%, 11/1/36	48,037
24,585	8.00%, 9/1/15	26,958
22,206	8.38%, 5/17/20	24,954
		310,108
Federal National Mortgage Association (5.7%)
65,881	6.63%, 11/1/30	74,461
51,921	6.63%, 1/1/31	58,683
43,705	7.00%, 12/1/32	49,515
57,981	7.23%, 12/1/30	66,062
12,477	7.50%, 6/1/32	14,251
39,965	7.50%, 4/1/33	44,396
48,071	8.00%, 2/1/31	55,675
14,503	8.47%, 4/15/26	16,831
10,101	9.50%, 5/1/27	11,811

See accompanying notes to portfolios of investments on page 48.

Sit Balanced Fund

Portfolio of Investments - June 30, 2010

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

3,031	9.75%, 1/1/13	3,285
2,440	10.25%, 6/15/13	2,647
56,223	7.00%, 12/1/36	63,367
19,562	7.50%, 4/1/38	21,730
41,764	7.50%, 11/1/33	46,394
63,437	7.50%, 1/1/34	70,470
4,769	11.00%, 12/1/12	5,204
		604,782
Government National Mortgage Association (4.2%)
93,764	6.20%, 9/15/40	100,005
52,751	6.63%, 4/20/31	58,722
36,913	7.00%, 12/15/24	41,940
57,752	7.23%, 12/20/30	65,047
67,232	8.00%, 7/15/24	73,391
76,396	8.375%, 3/15/31	89,411
404	9.00%, 6/15/11	429
5,386	9.00%, 11/15/16	5,962
753	9.50%, 5/20/16	837
1,269	9.50%, 9/20/18	1,454
167	11.25%, 10/15/11	179
		437,377

Taxable Municipal Securities (0.7%)
100,000	Academica School, 8.00%, 8/15/24	72,086

U.S. Government / Federal Agency Securities (4.7%)
	U.S. Treasury Strips, Zero Coupon:
675,000	4.22% effective yield, 11/15/21	451,176
125,000	4.21% effective yield, 2/15/36	44,431
		495,607

Total bonds		3,381,328
(cost: $3,282,067)

Closed-End Mutual Funds (3.2%) (2)
6,309	American Select Portfolio	77,664
5,603	American Strategic, Inc. Portfolio	74,520
10,600	American Strategic, Inc. Portfolio II	110,028
8,700	American Strategic, Inc. Portfolio III	78,735
Total closed-end mutual funds		340,947
(cost: $337,663)

Short-Term Securities (3.0%) (2)
317,961	Wells Fargo Adv. Govt. Fund, 0.04%	317,961
(cost: $317,961)

Total investments in securities		$ 10,535,262
(cost: $10,106,792) (4)

See accompanying notes to portfolios of investments on page 48.

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Sit Dividend Growth Fund - Class I and Class S
One Year Ended June 30, 2010

Portfolio Managers: Roger J. Sit, Kent L. Johnson, and Michael J. Stellmacher

          The Sit Dividend Growth Fund Class I posted a +12.71% return over the last twelve months, compared to the +14.43% return for the S&P 500 Index.
           Stock prices responded to the improvement in economic conditions over the past twelve months. Our analysis has concluded that market gains were fueled, in particular, by a strong rally in lower quality stocks, which tend to have characteristics such as high debt levels, low stock prices and more volatile earnings. While this is a “typical” rally at the beginning of an economic cycle, we continue to caution investors that a classic, strong recovery is not likely given the headwinds of high debt levels, weak real estate markets and a fading impact from stimulus. The good news, however, is that stock valuations are attractive, balance sheets are solid, and corporate earnings have been exceptional. We continue to believe that high quality, dividend-paying companies are attractive in an environment of modest economic growth and low inflation. It is encouraging to note that dividend increases, once again, are on the rise. Over the past twelve months, 58 companies within the Fund (out of 94 current holdings, or 62%) have increased their dividends, with an average increase of +12%.
          The finance sector remains the heaviest weighting in the Fund, followed by consumer non-durables and health technology. In addition, the Fund’s financial characteristics related to “stability” (e.g., earnings consistency, balance sheet strength) and “quality” (e.g., high return on capital, cash flow generation) are superior to the S&P 500 Index average. We believe these metrics will carry particular importance in an environment of slow corporate earnings growth and somewhat higher market volatility, which we foresee in the months ahead.
          The Fund’s twelve-month underperformance was driven by negative stock selection in the electronic technology sector, which was largely driven by the absence of non-dividend paying Apple in the Fund. This is significant because the shares of Apple carry a large weight within the S&P 500 Index and rose over +76% during the period. On the positive side, stock selection was strong in energy minerals, retail trade and consumer durables. The Fund’s most significant contributors to performance included Atlas Energy, Lufkin Industries and Apollo Investment, while the most negative contributors were Total, Qualcomm and Baxter International.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.
          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

6/30/10:	$10.64 Per Share	$10.61 Per Share

6/30/09:	$9.60 Per Share	$9.58 Per Share

Total Net Assets	$39.4 Million	$24.9 Million

Weighted Average Market Cap:		$58.1 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)

3 Month**	-9.91%	-11.42%	-9.99%	-11.42%
6 Month**	-6.19	-6.65	-6.35	-6.65
1 Year	12.71	14.43	12.37	14.43
3 Year	-5.02	-9.81	-5.27	-9.81
5 Year	3.33	-0.79	n/a	n/a
Inception***	4.65	0.85	0.73	-3.18

CUMULATIVE TOTAL RETURNS*

	Class	S&P 500	Class	S&P 500
	I	Index(1)	S	Index(1)

1 Year	12.71%	14.43%	12.37%	14.43%
3 Year	-14.33	-26.65	-14.99	-26.65
5 Year	17.81	-3.91	n/a	n/a
Inception***	34.40	5.68	3.16	-12.82

*As of 6/30/10

**Not annualized.

***Dividend Growth Fund Class I Inception was 12/31/03; Dividend Growth Fund Class S Inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 6/30/10 would have grown to $13,440 in the Fund or $10,568 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	IBM Corp.
2.	Johnson & Johnson
3.	Chevron Corp.
4.	Verizon Communications, Inc.
5.	J.P. Morgan Chase & Co.
6.	PepsiCo, Inc.
7.	Procter & Gamble Co.
8.	3M Co.
9.	Intel Corp.
10.	Philip Morris International, Inc.
Total Number of Holdings: 94

Sit Dividend Growth Fund

Portfolio of Investments - June 30, 2010

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (97.4%) (2)
Communications (3.7%)
5,000	Millicom Intl. Cellular S.A.	405,350
14,800	Rogers Communications, Inc.	484,848
53,000	Verizon Communications, Inc.	1,485,060
		2,375,258

Consumer Durables (2.1%)
6,500	Polaris Industries, Inc.	355,030
17,000	Snap-on, Inc.	695,470
8,000	Tupperware Brands Corp.	318,800
		1,369,300

Consumer Non-Durables (11.2%)
10,700	Colgate-Palmolive Co.	842,732
11,900	Diageo p.l.c.	746,606
27,100	General Mills, Inc.	962,592
8,300	Lancaster Colony Corp.	442,888
5,700	NIKE, Inc.	385,035
23,000	PepsiCo, Inc.	1,401,850
23,000	Philip Morris International, Inc.	1,054,320
22,900	Procter & Gamble Co.	1,373,542
		7,209,565

Consumer Services (2.2%)
14,700	McDonald’s Corp.	968,289
33,700	Pearson, A.D.R.	443,155
		1,411,444

Electronic Technology (9.7%)
53,600	Applied Materials, Inc.	644,272
11,400	Broadcom Corp.	375,858
54,800	Intel Corp.	1,065,860
16,900	IBM Corp.	2,086,812
21,900	Linear Technology Corp.	609,039
28,300	Qualcomm, Inc.	929,372
20,300	Tyco Electronics, Ltd.	515,214
		6,226,427

Quantity	Name of Issuer	Fair Value ($)(1)

Energy Minerals (9.8%)
6,000	Apache Corp.	505,140
23,900	Chevron Corp.	1,621,854
18,500	EQT Corp.	668,590
22,800	Marathon Oil Corp.	708,852
11,300	Murphy Oil Corp.	559,915
13,100	Occidental Petroleum Corp.	1,010,665
9,000	Sasol, A.D.R.	317,430
20,400	Total, A.D.R.	910,656
		6,303,102

Finance (15.5%)
12,000	ACE, Ltd.	617,760
13,100	Allied World Assurance Co. Hldgs.	594,478
18,000	Ameriprise Financial, Inc.	650,340
31,500	Apollo Investment Corp.	293,895
17,300	Bank of New York Mellon Corp.	427,137
7,360	Franklin Resources, Inc.	634,358
39,350	J.P. Morgan Chase & Co.	1,440,603
44,100	Northwest Bancshares, Inc.	505,827
8,800	PartnerRe, Ltd.	617,232
35,700	PennantPark Investment Corp.	340,935
10,200	Prudential Financial, Inc.	547,332
13,500	Royal Bank of Canada	645,165
17,900	The Travelers Companies, Inc.	881,575
34,700	U.S. Bancorp	775,545
39,800	Wells Fargo & Co.	1,018,880
		9,991,062

Health Services (2.0%)
8,400	McKesson Corp.	564,144
16,150	Owens & Minor, Inc.	458,337
11,600	Pharmaceutical Product Dev., Inc.	294,756
		1,317,237

Health Technology (10.9%)
20,100	Abbott Laboratories	940,278
19,600	Baxter International, Inc.	796,544
11,200	Becton, Dickinson & Co.	757,344
10,350	Eli Lilly and Co.	346,725
28,600	Johnson & Johnson	1,689,116
22,400	Medtronic, Inc.	812,448
26,192	Meridian Bioscience, Inc.	445,264
12,600	Teva Pharmaceutical, A.D.R.	655,074
12,000	Thermo Fisher Scientific, Inc. (3)	588,600
		7,031,393

Quantity/Par ($) Name of Issuer		Fair Value ($)(1)

Industrial Services (1.9%)
18,800	Halliburton Co.	461,540
13,500	National-Oilwell Varco, Inc.	446,445
15,400	Seadrill, Ltd.	281,512
		1,189,497

Non-Energy Minerals (1.4%)
7,900	BHP Billiton, Ltd.	489,721
12,520	Haynes International, Inc.	385,992
		875,713

Process Industries (1.9%)
22,900	E. I. du Pont de Nemours and Co.	792,111
23,600	RPM International, Inc.	421,024
		1,213,135

Producer Manufacturing (9.6%)
15,500	3M Co.	1,224,345
29,600	ABB, Ltd., A.D.R.	511,488
11,100	Cooper Industries	488,400
15,500	Deere & Co.	863,040
13,700	Emerson Electric Co.	598,553
45,300	General Electric Co.	653,226
10,800	Goodrich Corp.	715,500
4,100	Lockheed Martin Corp.	305,450
12,900	United Technologies Corp.	837,339
		6,197,341
Retail Trade (4.6%)
20,047	Cato Corp.	441,435
17,300	Home Depot, Inc.	485,611
15,500	Target Corp.	762,135
7,800	TJX Co	327,210
19,700	Wal-Mart Stores, Inc.	946,979
		2,963,370
Technology Services (5.4%)
20,000	Accenture, Ltd.	773,000
11,600	Automatic Data Processing, Inc.	467,016
42,200	Microsoft Corp.	971,022
39,700	Oracle Corp.	851,962
12,222	Syntel, Inc.	414,937
		3,477,937
Transportation (2.4%)
7,000	Expeditors Intl. of Washington, Inc.	241,570
9,600	Union Pacific Corp.	667,296
11,050	United Parcel Service, Inc.	628,634
		1,537,500

Quantity	Name of Issuer	Fair Value ($)(1)

Utilities (3.1%)
8,900	Enbridge, Inc.	414,740
13,700	NextEra Energy, Inc.	668,012
16,200	UGI Corp.	412,128
9,700	Wisconsin Energy Corp.	492,178
		1,987,058

Total common stocks		62,676,339
(cost: $63,386,354)

Closed-End Mutual Funds (1.7%) (2)
18,950	Kayne Anderson MLP Invest. Co.	495,922
25,400	Tortoise Energy Capital Corp.	581,914

Total closed-end mutual funds		1,077,836
(cost: $894,050)

Short-Term Securities (0.4%) (2)
229,863	Wells Fargo Adv. Govt. Fund, 0.04%	229,863
(cost: $229,863)

Total investments in securities
(cost: $64,510,267) (4)		$ 63,984,038

See accompanying notes to portfolios of investments on page 48.

Sit Global Dividend Growth Fund - Class I and Class S
One Year Ended June 30, 2010

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Raymond E. Sit, Michael J. Stellmacher, Tasha M. Murdoff

          The Sit Global Dividend Growth Fund Class I posted a +8.79% return over the last twelve months, compared to +11.06% return for the Composite Index (60% S&P 500 Index and 40% MSCI EAFE Index).
          On an industry basis, the Fund’s twelve-month underperformance was largely due to negative stock selection in the technology hardware and semiconductor industries, which was largely driven by the absence of Apple in the Fund. This is significant because the shares of Apple carry a large weight within the Composite Index and rose approximately +76% during the period. Additionally, the Fund’s large weight in the underperforming Qualcomm detracted from performance. Stock selection was positive in the energy, capital goods, and diversified financial industries.
          On a geographical basis, North America was the largest relative detractor due to both stock selection and allocation. On the positive side, Japan and the UK contributed the most to performance, a result of positive stock selection and allocation effect. In Japan, Aflac was the top contributor, while in the UK it was Pearson and Burberry.
          Over the past twelve months, global stock prices responded to improved economic conditions. The market gains were fueled mostly by a strong rally in lower quality stocks, which tend to have characteristics such as high debt levels, low stock prices, and more volatile earnings. While this is a “typical” rally at the beginning of an economic cycle, we continue to caution investors that a classic, strong recovery is not likely given the headwinds of high debt levels, weak real estate markets, austerity measures, and a fading impact from stimulus. However, global stock valuations are attractive, balance sheets are strong, and corporate earnings have been good, although a slowdown in profit growth is likely the remainder of this year. We continue to believe that global, high quality, dividend-paying companies are attractive in an environment of modest economic growth and low inflation. It is encouraging to note that dividend increases are on the rise. Over the past twelve months, 56 companies within the Fund (out of 98 current holdings, or 57%) have increased their dividends.
          The finance sector remains the heaviest weighting in the Fund (with an emphasis on insurance and bank stocks), followed by consumer non-durables and health technology. Our research effort remains highly focused on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings, and global dividend growth potential.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of a composite index (comprised of 60% S&P 500 Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.
          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

6/30/10:	$10.41 Per Share	$10.40 Per Share

6/30/09:	$9.70 Per Share	$9.70 Per Share

Total Net Assets	$2.8 Million	$0.9 Million

Weighted Average Market Cap: $64.1 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	3 Month**	6 Month**	1 Year	Since Inception (9/30/08)

Class I	-12.73%	-9.79%	8.79%	3.69%
Class S	-12.79	-9.93	8.47	3.45
Composite Index(1)	-12.40	-9.28	11.06	-4.60
S&P 500 Index(2)	-11.42	-6.65	14.43	-4.57
MSCI EAFE Index(3)	-13.97	-13.23	5.92	-4.94

CUMULATIVE TOTAL RETURNS*

	3 Month	6 Month	1 Year	Since Inception (9/30/08)

Class I	-12.73%	-9.79%	8.79%	6.55%
Class S	-12.79	-9.93	8.47	6.10
Composite Index(1)	-12.40	-9.28	11.06	-7.91
S&P 500 Index(2)	-11.42	-6.65	14.43	-7.85
MSCI EAFE Index(3)	-13.97	-13.23	5.92	-8.47

*As of 6/30/10

**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	(Hypothetical) Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.
(2)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(3)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index currently comprises 21 developed market country indices.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/30/08) and held until 6/30/10 would have grown to $10,655 in the Fund or declined to $9,209 in the Composite Index, $9,215 in the S&P 500 Index, or $9,153 in the MSCI EAFE Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	IBM Corp.
2.	BHP Billiton, A.D.R.
3.	Rio Tinto, A.D.R.
4.	McDonald’s Corp.
5.	Procter & Gamble Co.
6.	Johnson & Johnson
7.	Philip Morris International, Inc.
8.	PepsiCo, Inc.
9.	Verizon Communications, Inc.
10.	Chevron Corp.
Total Number of Holdings: 98

Sit Global Dividend Growth Fund

Portfolio of Investments - June 30, 2010

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (96.5%) (2)
Asia (9.7%)
Australia (5.3%)
1,500	BHP Billiton, A.D.R. (Non-Energy Minerals)	92,985
2,000	Rio Tinto, A.D.R. (Non-Energy Minerals)	87,200
200	Westpac Banking, A.D.R. (Finance)	17,716
		197,901
Hong Kong / China (2.1%)
1,014	HSBC Holdings, p.l.c. (Finance)	46,228
5,000	Hutchison Whampoa, Ltd. (Producer Manufacturing)	30,770
		76,998
Japan * (2.3%)
700	AFLAC, Inc., A.D.R. (Finance)	29,869
1,000	Canon, Inc., A.D.R. (Electronic Tech.)	37,310
400	Oracle Corp. Japan (Tech. Services)	19,656
		86,835
Europe (26.7%)
France (3.3%)
925	Schlumberger, A.D.R. (Industrial Svcs.)	51,190
1,050	Total, A.D.R. (Energy Minerals)	46,872
1,075	Veolia Environment, A.D.R. (Utilities)	25,123
		123,185
Germany (1.8%)
210	Muenchener Rueckver (Finance)	26,368
450	Siemens AG, A.D.R. (Producer Mfg.)	40,289
		66,657
Ireland (1.1%)
1,075	Accenture (Technology Services)	41,549

Israel (1.0%)
700	Teva Pharmaceutical, A.D.R. (Health Technology)	36,393
Italy (1.4%)
8,800	Enel S.P.A. (Utilities)	37,261
450	Tenaris, A.D.R. (Industrial Services)	15,575
		52,836
Luxembourg (0.4%)
200	Millicom International Cellular S.A. (Communications)	16,214

Netherlands (1.6%)
1,100	Philips Electronics, A.D.R. (Consumer Durables)	32,824
1,100	TNT NV (Transportation)	27,706
		60,530

Quantity	Name of Issuer	Fair Value ($)(1)

Spain (2.1%)
1,700	Banco Santander, A.D.R. (Finance)	17,850
580	Inditex (Consumer Durables)	33,072
500	Telefonica, A.D.R. (Communications)	27,765
		78,687
Sweden (0.8%)
2,500	Ericsson, A.D.R. (Electronic Tech.)	27,550

Switzerland (6.1%)
2,200	ABB, Ltd., A.D.R. (Producer Mfg.)	38,016
650	ACE, Ltd., A.D.R. (Finance)	33,462
1,200	Credit Suisse Group, A.D.R. (Finance)	44,916
400	Kuehne & Nagel Intl. A.G. (Transport.)	41,176
1,060	Nestle, S.A. (Consumer Non-Durables)	51,112
125	Roche Holdings, A.G. (Health Tech.)	17,205
		225,887
United Kingdom (7.1%)
655	British American Tobacco p.l.c. (Consumer Non-Durables)	20,787
1,700	Burberry Group, p.l.c. (Retail Trade)	19,199
800	Diageo, A.D.R. (Cons. Non-Durables)	50,192
1,100	GlaxoSmithkline, A.D.R. (Health Tech.)	37,411
3,800	Pearson, A.D.R. (Consumer Services)	49,970
975	Royal Dutch Shell, A.D.R. (Energy Minerals)	47,073
6,650	Tesco, p.l.c. (Retail Trade)	37,515
		262,147
North America (60.1%)
Bermuda (1.2%)
525	PartnerRe, Ltd. (Finance)	36,824
500	Seadrill, Ltd. (Industrial Services)	9,140
		45,964
Canada (2.2%)
1,350	Rogers Communications, Inc. (Communications)	44,226
775	Royal Bank of Canada (Finance)	37,037
		81,263
United States (56.7%)

Communications (1.5%)
2,050	Verizon Communications, Inc.	57,441

Consumer Durables (1.0%)
900	Snap-on, Inc.	36,819

Quantity	Name of Issuer	Fair Value ($)(1)

Consumer Non-Durables (7.6%)
525	Colgate-Palmolive Co.	41,349
1,400	General Mills, Inc.	49,728
950	PepsiCo, Inc.	57,903
1,350	Philip Morris International, Inc.	61,884
1,150	Procter & Gamble Co.	68,977
		279,841
Consumer Services (1.9%)
1,050	McDonald’s Corp.	69,164

Electronic Technology (7.3%)
2,000	Applied Materials, Inc.	24,040
2,800	Intel Corp.	54,460
800	IBM Corp.	98,784
1,400	Linear Technology Corp.	38,934
1,700	Qualcomm, Inc.	55,828
		272,046
Energy Minerals (6.6%)
300	Apache Corp.	25,257
825	Chevron Corp.	55,984
1,025	EQT Corp.	37,043
1,400	Marathon Oil Corp.	43,526
600	Murphy Oil Corp.	29,730
700	Occidental Petroleum Corp.	54,005
		245,545
Finance (7.1%)
425	Franklin Resources, Inc.	36,631
200	Goldman Sachs Group, Inc.	26,254
1,525	J.P. Morgan Chase & Co.	55,830
475	Prudential Financial, Inc.	25,489
550	The Travelers Companies, Inc.	27,088
1,600	U.S. Bancorp	35,760
2,150	Wells Fargo & Co.	55,040
		262,092
Health Services (0.9%)
500	McKesson Corp.	33,580

Health Technology (7.2%)
800	Abbott Laboratories	37,424
1,125	Baxter International, Inc.	45,720
725	Becton, Dickinson & Co.	49,024
550	Eli Lilly and Co.	18,425
1,075	Johnson & Johnson	63,489

Quantity	Name of Issuer	Fair Value ($)(1)

1,000	Medtronic, Inc.	36,270
325	Teleflex, Inc.	17,641
		267,993
Process Industries (0.8%)
800	E. I. du Pont De Nemours and Co.	27,672

Producer Manufacturing (5.2%)
625	3M Co.	49,369
450	Caterpillar, Inc.	27,031
650	Deere & Co.	36,192
1,175	General Electric Co.	16,943
250	Lockheed Martin Corp.	18,625
700	United Technologies Corp.	45,437
		193,597
Retail Trade (4.9%)
450	Best Buy Co., Inc.	15,237
600	CVS Caremark Corp.	17,592
1,200	Home Depot, Inc.	33,684
925	Target Corp.	45,482
650	TJX Co.	27,268
900	Wal-Mart Stores, Inc.	43,263
		182,526
Technology Services (3.2%)
450	Automatic Data Processing, Inc.	18,117
35	Google, Inc. (3)	15,573
2,100	Microsoft Corp.	48,321
1,800	Oracle Corp.	38,628
		120,639
Transportation (0.9%)
450	Union Pacific Corp.	31,280

Utilities (0.6%)
625	Exelon Corp.	23,731

Total common stocks for United States		2,103,966

Total common stocks		3,584,562
(cost: $3,400,484)

Exchange Traded Funds (1.0%) (2)
4,000	iShares MSCI Japan *	36,800
(cost: $36,590)

See accompanying notes to portfolios of investments on page 48.

Sit Global Dividend Growth Fund

Portfolio of Investments - June 30, 2010

Quantity	Name of Issuer	Fair Value ($)(1)

Closed-End Mutual Funds (1.6%) (2)
1,300	Tortoise Energy Capital Corp.	29,783
1,200	Kayne Anderson MLP Invest. Co.	31,404
Total closed-end mutual funds		61,187
(cost: $45,430)

Short Term Securities (0.7%) (2)
24,615	Wells Fargo Adv. Govt. Fund, 0.04%	24,615
(cost: $24,615)

Total investments in securities
(cost: $3,507,119) (4)		$3,707,164

*	The Fund’s total investment in Japan including the iShares comprises 3.3% of the Fund’s net assets.

See accompanying notes to portfolios of investments on page 48.

This page has been left blank intentionally.

Sit Large Cap Growth Fund
One Year Ended June 30, 2010

Portfolio Managers: Roger J. Sit, Ronald D. Sit, and Michael J. Stellmacher

          The Sit Large Cap Growth Fund’s one-year return was +7.80%, compared to the +13.62% return for the Russell 1000® Growth Index. The S&P 500 Index return for the period was +14.43%.
          U.S. equities posted solid gains over the past twelve months, as corporate profits responded to the improvement in economic conditions. Market sentiment fluctuated significantly over the past year as investors embraced risk (i.e., seeking low quality, high beta stocks), reversing the much more defensive positioning evident in prior quarters. While this change in risk posture can be largely tied to expectations for a “typical,” strong economic recovery, it has been our longstanding view that a more muted rebound is more likely for U.S. growth. To this point, the most recent economic data (e.g., employment and housing reports) have supported this view. Importantly, however, we believe there are many high quality growth stocks across a wide variety of sectors that are attractively valued. While we continue to emphasize the electronic technology sector within the Fund, we also see opportunities in other heavily weighted sectors, including finance, consumer non-durables and health technology. Across all sectors, we continue to emphasize “quality,” favoring companies with strong balance sheets, predictable earnings growth and consistent cash flow generation.
          Relative to the Russell 1000 Growth Index, performance over the past year was negatively impacted by stock selection in the electronic technology, retail trade and communications sectors. In addition, the overweighting of the underperforming energy sector and the Fund’s cash position hurt relative performance. Conversely, stock selection in the utilities and energy minerals sectors helped results.  In terms of individual stocks,  Research  in Motion (-31% total return over the past twelve months), Qualcomm (-26%) and Activision Blizzard (-16%) were the most significant laggards over the period. Key positive contributors included Intuitive Surgical (+93%), Deere (+42%) and Broadcom (+34%).
          Our research effort is highly focused on companies with strong, experienced management teams, sound balance sheets and sustainable earnings growth potential. We continue to believe that this focus will reward our shareholders over the long term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/10:	$34.75 Per Share
6/30/09:	$32.42 Per Share

Total Net Assets:	$407.4 Million

Weighted Average Market Cap:	$67.0 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

3 Month**	-12.64%	-11.75%	-11.44%
6 Month**	-9.36	-7.64	-6.40
1 Year	7.80	13.62	15.24
5 Year	0.77	0.38	-0.56
10 Year	-4.65	-5.14	-1.22
Inception***	9.07	9.82	10.87
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

1 Year	7.80%	13.62%	15.24%
5 Year	3.91	1.91	-2.75
10 Year	-37.87	-41.00	-11.58
Inception***	1022.40	1258.90	1667.85
(9/2/82)

*As of 6/30/10	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)	An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index (the largest 3,000 U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/00 and held until 6/30/10 would have declined to $6,213 in the Fund or $5,900 in the Russell 1000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Apple, Inc.
2.	IBM Corp.
3.	McDonald’s Corp.
4.	Cisco Systems, Inc.
5.	Google, Inc.
6.	Intel Corp.
7.	PepsiCo, Inc.
8.	Procter & Gamble Co.
9.	Occidental Petroleum Corp.
10.	Qualcomm, Inc.
Total Number of Holdings: 96

Sit Large Cap Growth Fund

Portfolio of Investments - June 30, 2010

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (99.7%) (2)
Communications (2.4%)
116,500	Rogers Communications, Inc.	3,816,540
206,500	Verizon Communications, Inc.	5,786,130
		9,602,670
Consumer Durables (0.5%)
208,900	Activision Blizzard, Inc.	2,191,361

Consumer Non-Durables (10.5%)
161,900	Coca-Cola Co.	8,114,428
64,900	Colgate-Palmolive Co.	5,111,524
131,000	General Mills, Inc.	4,653,120
149,000	PepsiCo, Inc.	9,081,550
156,900	Philip Morris International, Inc.	7,192,296
143,700	Procter & Gamble Co.	8,619,126
		42,772,044
Consumer Services (3.9%)
148,500	McDonald’s Corp.	9,781,695
87,100	Visa, Inc.	6,162,325
		15,944,020
Electronic Technology (20.6%)
92,700	Analog Devices, Inc.	2,582,622
51,400	Apple, Inc. (3)	12,928,642
433,600	Applied Materials, Inc.	5,211,872
185,500	Broadcom Corp.	6,115,935
244,700	Ciena Corp. (3)	3,102,796
445,500	Cisco Systems, Inc. (3)	9,493,605
100,100	EMC Corp. (3)	1,831,830
474,200	Intel Corp.	9,223,190
103,200	IBM Corp.	12,743,136
65,200	Linear Technology Corp.	1,813,212
111,200	Marvell Tech. Group, Ltd. (3)	1,752,512
261,000	Qualcomm, Inc.	8,571,240
93,400	Research In Motion, Ltd. (3)	4,600,884
159,500	Seagate Technology (3)	2,079,880
50,600	Veeco Instruments, Inc. (3)	1,734,568
		83,785,924
Energy Minerals (8.1%)
24,700	Apache Corp.	2,079,493
79,200	EQT Corp.	2,862,288
40,800	Murphy Oil Corp.	2,021,640
111,200	Occidental Petroleum Corp.	8,579,080

Quantity	Name of Issuer	Fair Value ($)(1)

182,300	Southwestern Energy Co. (3)	7,044,072
148,900	Suncor Energy, Inc.	4,383,616
133,100	Ultra Petroleum Corp. (3)	5,889,675
		32,859,864
Finance (11.3%)
73,000	Aflac, Inc.	3,114,910
324,660	Bank of America Corp.	4,665,364
79,100	Bank of New York Mellon Corp.	1,952,979
11,900	CME Group, Inc.	3,350,445
39,900	Franklin Resources, Inc.	3,438,981
47,700	Goldman Sachs Group, Inc.	6,261,579
169,400	J.P. Morgan Chase & Co.	6,201,734
13,200	M&T Bank Corp.	1,121,340
21,100	Northern Trust Corp.	985,370
38,700	PartnerRe, Ltd.	2,714,418
43,900	Prudential Financial, Inc.	2,355,674
55,000	The Travelers Companies, Inc.	2,708,750
92,600	U.S. Bancorp	2,069,610
203,535	Wells Fargo & Co.	5,210,496
		46,151,650
Health Services (1.2%)
28,000	McKesson Corp.	1,880,480
54,300	Medco Health Solutions, Inc. (3)	2,990,844
		4,871,324
Health Technology (9.6%)
40,200	Abbott Laboratories	1,880,556
28,800	Allergan, Inc.	1,677,888
52,800	Baxter International, Inc.	2,145,792
124,700	Celgene Corp. (3)	6,337,254
76,500	Genzyme Corp. (3)	3,883,905
128,800	Gilead Sciences, Inc. (3)	4,415,264
8,100	Intuitive Surgical, Inc. (3)	2,556,522
83,150	Johnson & Johnson	4,910,839
42,300	Medtronic, Inc.	1,534,221
58,800	St. Jude Medical, Inc. (3)	2,122,092
106,700	Thermo Fisher Scientific, Inc. (3)	5,233,635
45,740	Varian Medical Systems, Inc. (3)	2,391,287
		39,089,255
Industrial Services (1.4%)
52,200	McDermott International, Inc. (3)	1,130,652
85,900	Schlumberger, Ltd.	4,753,706
		5,884,358

Quantity	Name of Issuer	Fair Value ($)(1)

Non-Energy Minerals (0.7%)
19,600	Allegheny Technologies, Inc.	866,124
35,200	Freeport-McMoran, Inc.	2,081,376
		2,947,500
Process Industries (2.0%)
95,200	Ecolab, Inc.	4,275,432
48,900	Praxair, Inc.	3,715,911
		7,991,343
Producer Manufacturing (7.9%)
41,200	3M Co.	3,254,388
221,500	ABB, Ltd., A.D.R.	3,827,520
81,600	Danaher Corp.	3,028,992
75,800	Deere & Co.	4,220,544
78,000	Emerson Electronic Co.	3,407,820
236,800	General Electric Co.	3,414,656
31,600	Goodrich Corp.	2,093,500
28,000	Lockheed Martin Corp.	2,086,000
20,900	Precision Castparts Corp.	2,151,028
70,300	United Technologies Corp.	4,563,173
		32,047,621
Retail Trade (7.6%)
105,700	Best Buy Co., Inc.	3,579,002
70,561	Costco Wholesale Corp.	3,868,860
172,400	CVS/Caremark Corp.	5,054,768
114,800	Home Depot, Inc.	3,222,436
86,600	Kohl’s Corp. (3)	4,113,500
117,500	Target Corp.	5,777,475
109,400	Wal-Mart Stores, Inc.	5,258,858
		30,874,899
Technology Services (8.9%)
166,600	Accenture, Ltd.	6,439,090
127,700	Adobe Systems, Inc. (3)	3,375,111
26,100	Dolby Laboratories, Inc. (3)	1,636,209
20,900	Google, Inc. (3)	9,299,455
311,900	Microsoft Corp.	7,176,819
391,100	Oracle Corp.	8,393,006
		36,319,690
Transportation (2.2%)
73,400	Expeditors Intl. of Washington, Inc.	2,533,034
68,600	Union Pacific Corp.	4,768,386
28,100	United Parcel Service, Inc.	1,598,609
		8,900,029

Quantity	Name of Issuer	Fair Value ($)(1)

Utilities (0.9%)
86,000	Calpine Corp. (3)	1,093,920
51,400	Wisconsin Energy Corp.	2,608,036
		3,701,956

Total common stocks		405,935,508
(cost: $407,232,510)

Short-Term Securities (0.4%) (2)
1,695,876	Wells Fargo Adv. Govt. Fund, 0.04%	1,695,876
(cost: $1,695,876)

Total investments in securities
(cost: $408,928,386) (4)		$ 407,631,384

See accompanying notes to portfolios of investments on page 48.

Sit Mid Cap Growth Fund
One Year Ended June 30, 2010

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Matthew T. Loucks, and Robert W. Sit

          The Sit Mid Cap Growth Fund’s twelve-month return was +16.87%, compared to +21.30% for the Russell Midcap® Growth Index. The Russell Midcap® Index gained +25.13% during the period.
          Despite a setback in the most recent quarter, stocks posted above-average returns over the past year. Economic conditions have improved and corporate profits are on the rebound, as profitability has surged on the heels of both higher sales volumes and cost reductions made during the downturn. While we believe further gains for stocks are quite possible, it is worth noting that valuations and earnings expectations are clearly higher than at this time last year. In this regard, it is our view that we are entering a somewhat more challenging environment, with stock selection playing a particularly important role in driving investment results. Our research team remains highly focused on identifying opportunities, generally emphasizing companies with strong financial characteristics and an ability to deliver consistent earnings growth, even in a slow growth economic environment.
          The weightings within the electronic technology and technology services sectors increased over the last twelve months, and these sectors are the most heavily-weighted within the Fund. We continue to see multiple growth drivers for technology, including cyclical recoveries in the personal computer and semiconductor segments and secular demand in areas, such as wireless communications (e.g., smart phones). We have also modestly increased the retail trade weight over the past twelve months, particularly favoring value-based retailers, such as TJX Companies. The most significant decrease in sector exposure occurred in health technology. The decision was at least partially driven by our concern about the long-term impact that healthcare reform may have on the sector.
          Compared to the Russell Midcap Growth Index, the Fund’s relative performance was negatively impacted by stock selection in health technology, consumer durables, electronic technology and retail trade sectors. Lagging stocks in these sectors included Activision Blizzard, Gilead Sciences, NuVasive, Synaptics and GameStop. Strong stock selection in the technology services sector added the most to relative returns over the period, driven by strong performance in several holdings, including Cognizant Technology Solutions, Sybase, Dolby Laboratories and Salesforce.com.
          We appreciate shareholders’ continued interest in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/10:	$11.57 Per Share
6/30/09:	$9.90 Per Share

Total Net Assets:	$130.3 Million

Weighted Average Market Cap:	$9.9 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index(2)

3 Month**	-9.68%	-10.20%	-9.88%
6 Month**	-2.03	-3.31	-2.06
1 Year	16.87	21.30	25.13
5 Year	1.36	1.37	1.22
10 Year	-4.28	-1.99	4.24
Inception	11.25	n/a	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index(2)

1 Year	16.87%	21.30%	25.13%
5 Year	6.96	7.02	6.27
10 Year	-35.42	-18.18	51.46
Inception	1843.71	n/a	n/a
(9/2/82)

*As of 6/30/10		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/00 and held until 6/30/10 would have declined to $6,458 in the Fund or to $8,182 in the Russell Midcap® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Cognizant Tech. Solutions Corp.
2.	Sybase, Inc.
3.	Celgene Corp.
4.	Southwestern Energy Co.
5.	Broadcom Corp.
6.	TCF Financial Corp.
7.	F5 Networks, Inc.
8.	Ecolab, Inc.
9.	Cummins, Inc.
10.	Citrix Systems, Inc.
Total Number of Holdings: 106

Sit Mid Cap Growth Fund

Portfolio of Investments - June 30, 2010

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (99.3%) (2)
Communications (1.5%)
23,650	Akamai Technologies, Inc. (3)	959,480
22,200	American Tower Corp. (3)	987,900
		1,947,380
Consumer Durables (2.8%)
69,200	Activision Blizzard, Inc.	725,908
24,300	Fossil, Inc. (3)	843,210
34,300	Snap-on, Inc.	1,403,213
16,200	Tupperware Brands Corp.	645,570
		3,617,901
Consumer Non-Durables (5.2%)
51,900	Alberto-Culver Co.	1,405,971
23,500	Avon Products, Inc.	622,750
33,400	Central European Distribution (3)	714,092
44,100	Coach, Inc.	1,611,855
48,100	Coca-Cola Enterprises, Inc.	1,243,866
17,500	Guess?, Inc.	546,700
18,000	Hansen Natural Corp. (3)	703,980
		6,849,214
Consumer Services (3.2%)
25,700	Devry, Inc.	1,348,993
60,600	International Game Technology	951,420
39,532	Marriott International, Inc.	1,183,588
3,400	Strayer Education, Inc.	706,826
		4,190,827
Electronic Technology (15.8%)
50,450	Analog Devices, Inc.	1,405,537
1,500	Apple, Inc. (3)	377,295
78,375	Broadcom Corp.	2,584,024
76,000	Ciena Corp. (3)	963,680
33,100	F5 Networks, Inc. (3)	2,269,667
49,900	Juniper Networks, Inc. (3)	1,138,718
33,400	KLA-Tencor Corp.	931,192
46,700	Linear Technology Corp.	1,298,727
92,600	Marvell Tech. Group, Ltd. (3)	1,459,376
35,500	NetApp, Inc. (3)	1,324,505
21,600	Research In Motion, Ltd. (3)	1,064,016
91,000	Seagate Technology (3)	1,186,640
12,700	Silicon Laboratories, Inc. (3)	515,112
56,800	Synaptics, Inc. (3)	1,562,000
40,500	Veeco Instruments, Inc. (3)	1,388,340

Quantity	Name of Issuer	Fair Value ($)(1)

41,900	Xilinx, Inc.	1,058,394
		20,527,223
Energy Minerals (5.6%)
11,000	Apache Corp.	926,090
20,200	EQT Corp.	730,028
22,400	Murphy Oil Corp.	1,109,920
67,600	Southwestern Energy Co. (3)	2,612,064
28,800	Ultra Petroleum Corp. (3)	1,274,400
9,900	Walter Energy, Inc.	602,415
		7,254,917
Finance (8.0%)
24,950	Ace, Ltd.	1,284,426
26,700	Affiliated Managers Group, Inc. (3)	1,622,559
25,200	Aflac, Inc.	1,075,284
16,500	Ameriprise Financial, Inc.	596,145
15,300	IntercontinentalExchange, Inc. (3)	1,729,359
9,300	PartnerRe, Ltd.	652,302
27,100	T. Rowe Price Group, Inc.	1,202,969
137,800	TCF Financial Corp.	2,288,858
		10,451,902
Health Services (4.6%)
43,500	Allscripts-Misys Healthcare, Inc. (3)	700,350
13,200	Covance, Inc. (3)	677,424
37,800	Express Scripts, Inc. (3)	1,777,356
25,300	Laboratory Corp. (3)	1,906,355
13,400	Stericycle, Inc. (3)	878,772
		5,940,257
Health Technology (11.2%)
7,100	Alcon, Inc.	1,052,149
23,400	Allergan, Inc.	1,363,284
43,200	Amylin Pharmaceuticals, Inc. (3)	812,160
52,500	Celgene Corp. (3)	2,668,050
13,800	Edwards Lifesciences Corp. (3)	773,076
42,500	Gilead Sciences, Inc. (3)	1,456,900
13,400	Idexx Laboratories, Inc. (3)	816,060
3,946	Intuitive Surgical, Inc. (3)	1,245,437
6,400	Millipore Corp. (3)	682,560
44,088	NuVasive, Inc. (3)	1,563,360
35,950	Thermo Fisher Scientific, Inc. (3)	1,763,348
6,700	Varian Medical Systems, Inc. (3)	350,276
		14,546,660

Quantity	Name of Issuer	Fair Value ($)(1)

Industrial Services (3.6%)
42,600	Aecom Technology Corp. (3)	982,356
38,800	Jacobs Engineering Group (3)	1,413,872
36,900	McDermott International, Inc. (3)	799,254
17,100	National-Oilwell Varco, Inc.	565,497
26,200	Smith International, Inc.	986,430
		4,747,409
Non-Energy Minerals (0.7%)
10,550	Allegheny Technologies, Inc.	466,204
15,500	Haynes International, Inc.	477,865
		944,069
Process Industries (6.4%)
32,800	Airgas, Inc.	2,040,160
43,300	Albemarle Corp.	1,719,443
11,500	CF Industries Holdings, Inc.	729,675
49,500	Ecolab, Inc.	2,223,045
36,700	Scotts Miracle-Gro Co.	1,629,847
		8,342,170
Producer Manufacturing (8.4%)
31,600	AGCO Corp. (3)	852,252
26,750	AMETEK, Inc.	1,074,012
33,800	Cummins, Inc.	2,201,394
9,500	Flowserve Corp.	805,600
18,600	Precision Castparts Corp.	1,914,312
24,700	Rockwell Collins, Inc.	1,312,311
29,000	SPX Corp.	1,531,490
45,000	Trimble Navigation, Ltd. (3)	1,260,000
		10,951,371
Retail Trade (5.6%)
26,100	Best Buy Co., Inc.	883,746
20,500	BJ’s Wholesale Club, Inc. (3)	758,705
48,100	Dick’s Sporting Goods, Inc. (3)	1,197,209
64,900	GameStop Corp. (3)	1,219,471
38,700	Nordstrom, Inc.	1,245,753
47,300	TJX Companies, Inc.	1,984,235
		7,289,119
Technology Services (13.4%)
54,190	Adobe Systems, Inc. (3)	1,432,242
29,400	Amdocs, Ltd. (3)	789,390
47,100	ANSYS, Inc. (3)	1,910,847
52,800	Autodesk, Inc. (3)	1,286,208
17,200	BMC Software, Inc. (3)	595,636
48,700	Citrix Systems, Inc. (3)	2,056,601

Quantity	Name of Issuer	Fair Value ($)(1)

73,800	Cognizant Tech. Solutions Corp. (3)	3,694,428
18,100	Dolby Laboratories, Inc. (3)	1,134,689
17,700	Salesforce.com, Inc. (3)	1,519,014
47,100	Sybase, Inc. (3)	3,045,486
		17,464,541
Transportation (2.0%)
19,700	C.H. Robinson Worldwide, Inc.	1,096,502
45,800	Expeditors Intl. of Washington, Inc.	1,580,558
		2,677,060
Utilities (1.3%)
51,500	Calpine Corp. (3)	655,080
13,100	UGI Corp.	333,264
12,800	Wisconsin Energy Corp.	649,472
		1,637,816

Total common stocks		129,379,836
(cost: $117,646,798)

Short-Term Securities (0.8%) (2)
992,439	Wells Fargo Adv. Govt. Fund, 0.04%	992,439
(cost: $992,439)

Total investments in securities
(cost: $118,639,237) (4)		$130,372,275

See accompanying notes to portfolios of investments on page 48.

Sit International Growth Fund
One Year Ended June 30, 2010

Portfolio Managers: Roger J. Sit, Janet K. Kinzler, and Tasha M. Murdoff

          The Sit International Growth Fund’s return was +8.10% over the past twelve months. compared to +8.60% for the MSCI EAFE Growth Index and +5.92% or the MSCI EAFE Index.
          While the Fund had positive absolute performance, it did underperform, a result of poor stock selection in the energy and consumer staples sectors. The Japanese energy and consumer-related stocks proved to be poor performers given pending equity offerings, merger and acquisition rhetoric, and less than stellar results. The finance sector had the best stock selection, while the decision to overweight the sector partly took away from total relative performance.
          Regionally, Japan was the top contributor due to the Fund’s underweight stance and stellar stock selection in export-oriented stocks. Asia ex-Japan also had good stock selection, led by consumer and technology stocks. The Non-Euroland region was the weakest link due primarily to the holdings of Central European Media, Vestas Wind Systems, and Nobel Biocare.
          International equities posted solid gains over the past twelve months, as stocks positively responded to improved economic conditions. Market sentiment fluctuated significantly over the past year as investors embraced risk (looking for low quality, high beta stocks), reduced defensive holdings, and then rotated back and forth throughout the year. It has been our longstanding view that a more muted rebound is more likely for international growth outside of Asia ex-Japan. Thus far, recent economic data has supported this view. Importantly, however, we believe there are many high-quality growth stocks across a wide variety of sectors that are attractively valued. While we continue to emphasize the information technology sector within the Fund, we also see opportunities in other heavily weighted sectors, including finance, consumer, energy, and materials. Across all sectors, we continue to emphasize “quality,” favoring companies with strong balance sheets, predictable earnings growth, and consistent cash flow generation. Regionally, the Fund is tilted more to Asia ex-Japan as the growth prospects in that region are far superior. Europe is in the midst of a debt crisis in which various austerity measures are taking hold. Japan is the perennial laggard given weak consumption, high debt levels, and an overall stagnant market.
          We continue to focus on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings growth potential with regionally or dominant products and/or services. We continue to believe that this focus will reward our shareholders over the long term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
          In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/10:	$11.67 Per Share
6/30/09:	$10.90 Per Share

Total Net Assets:	$20.6 Million

Weighted Average Market Cap:	$44.6 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	-14.32%	-12.44%	-13.97%
6 Month**	-11.92	-10.73	-13.23
1 Year	8.10	8.60	5.92
5 Year	-0.05	1.68	0.88
10 Year	-5.98	-1.61	0.16
Inception	2.87	2.82	4.42
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	8.10%	8.60%	5.92%
5 Year	-0.25	8.66	4.46
10 Year	-46.02	-15.01	1.64
Inception	69.50	68.06	124.33
(11/1/91)

*As of 6/30/10.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)

MSCI uses a two dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the Index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

(2)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/00 and held until 6/30/10 would have declined to $5,398 in the Fund or $8,499 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund

Portfolio of Investments - June 30, 2010

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.
2.	Nestle, S.A.
3.	Reckitt Benckiser, p.l.c
4.	Rio Tinto, A.D.R.
5.	Telefonica, S.A.
6.	Total, S.A.
7.	Royal Dutch Shell, A.D.R.
8.	Pearson. A.D.R.
9.	Syngenta AG
10.	Synthes, Inc.
Total Number of Holdings: 100

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (96.5%) (2)
Africa/ Middle East (1.8%)
Israel (1.3%)
5,200	Teva Pharmaceutical Industries, A.D.R. (Health Technology)	270,348
South Africa (0.5%)
3,100	Sasol, A.D.R. (Energy Minerals)	109,337
Asia (33.5%)
Australia (8.1%)
11,514	Australia and New Zealand Banking
	Group (Finance)	206,808
28,975	BHP Billiton, Ltd. (Non-Energy Minerals)	901,400
8,600	Rio Tinto, A.D.R. (Non-Energy Minerals)	374,960
2,000	Westpac Banking Corp., A.D.R. (Finance)	177,160
		1,660,328
Hong Kong / China (9.0%)
5,000	AsiaInfo Holdings, Inc.
	(Technology Services) (3)	109,300
13,600	China Unicom (Hong Kong), Ltd., A.D.R. (Communications)	180,880
6,800	Hong Kong Exchanges & Clearing, Ltd. (Finance)	106,056
24,070	HSBC Holdings, p.l.c. (Finance)	219,896
30,350	HSBC Holdings, p.l.c. (Finance)	278,259
25,000	Hutchison Whampoa (Producer Mfg.)	153,852
38,000	Li & Fung, Ltd. (Consumer Durables)	170,011
1,300	New Oriental Education & Technology Group, A.D.R.(Consumer Svcs.) (3)	121,147
2,400	Standard Chartered (Finance)	58,441
16,600	Sun Hung Kai Properties, Ltd. (Finance)	227,021

Quantity	Name of Issuer	Fair Value ($)(1)

50,000	Tsingtao Brewery Co.
	(Consumer Non-Durables)	233,574
		1,858,437
Japan (14.7%)
6,100	AFLAC, Inc., A.D.R. (Finance)	260,287
13,000	Asahi Glass Co. (Electronic Tech.)	122,068
5,600	Canon, Inc. (Electronic Tech.)	208,709
6,300	Elpida Memory, Inc. (Electronic Tech.) (3)	96,790
1,300	Fanuc, Ltd. (Producer Mfg.)	146,799
9,600	Honda Motor Co., Ltd. (Producer Mfg.)	281,979
7,000	Kao Corp. (Consumer Non-Durables)	164,702
13,000	Kirin Holdings Company, Ltd.
	(Consumer Non-Durables)	163,665
6,800	Komatsu, Ltd. (Producer Mfg.)	122,442
21,000	Kubota Corp. (Producer Mfg.)	161,076
24,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	158,680
4,400	Oracle Corp. Japan (Tech. Services)	216,218
1,500	SMC Corp. (Producer Mfg.)	200,658
3,800	Sony Corp., A.D.R. (Consumer Durables)	101,384
9,400	Sugi Holdings Co., Ltd. (Retail Trade)	190,988
9,000	Toyo Suisan Kaisha, Ltd.
	(Consumer Non-Durables)	214,808
3,400	Yamada Denki Co. (Retail Trade)	222,155
		3,033,408
South Korea (1.0%)
650	Samsung Electronics Co., G.D.R.
	(Electronic Tech.)	205,857
Taiwan (0.7%)
10,000	HTC Corp. (Electronic Technology)	132,801
Europe (51.2%)
Denmark (0.7%)
3,500	Vestas Wind Systems A/S
	(Process Industries) (3)	145,656
France (6.8%)
3,260	Alstom, S.A. (Producer Mfg.)	147,604
6,925	AXA (Finance)	105,794
3,896	BNP Paribas (Finance)	209,608
4,000	Schlumberger, Ltd., A.D.R. (Indus. Svcs.)	221,360
7,900	Total, S.A. (Energy Minerals)	352,647
2,200	Total, A.D.R. (Energy Minerals)	98,208
11,030	Veolia Environment (Utilities)	259,128
		1,394,349

Quantity	Name of Issuer	Fair Value ($)(1)

Germany (6.1%)
5,420	Adidas AG (Consumer Durables)	262,409
6,800	Aixtron, A.D.R. (Electronic Tech.)	162,044
2,200	Allianz SE (Finance)	217,742
1,575	Muenchener Rueckver (Finance)	197,762
1,080	Rational AG (Producer Mfg.)	166,622
2,800	Siemens AG (Producer Mfg.)	250,432
		1,257,011
Ireland (0.8%)
5,900	Icon, A.D.R. (Health Tech.) (3)	170,451
Italy (1.9%)
44,428	Enel S.P.A. (Utilities)	188,116
5,750	Tenaris S.A., A.D.R. (Industrial Svcs.)	199,008
		387,124
Luxembourg (1.0%)
2,600	Millicom International Cellular S.A. (Communications) (3)	210,782
Netherlands (3.0%)
7,200	ASML Holding N.V. (Electronic Tech.)	197,784
19,988	ING Groep N.V. (Finance)	147,922
3,800	Philips Electronics (Consumer Durables)	113,476
6,600	TNT NV (Transportation)	166,235
		625,417
Poland (1.2%)
11,400	Central European Distribution Corp. (Consumer Non-Durables) (3)	243,732
Spain (4.8%)
21,859	Banco Bilbao Vizcaya, S.A., A.D.R. (Finance)	224,929
14,700	Banco Santander, A.D.R. (Finance)	154,350
4,130	Inditex (Consumer Durables)	235,499
19,850	Telefonica, S.A. (Communications)	367,716
		982,494
Sweden (1.3%)
23,600	Ericsson, A.D.R. (Electronic Tech.)	260,072
Switzerland (11.1%)
11,500	ABB, Ltd., A.D.R. (Producer Mfg.)	198,720
6,850	Credit Suisse Group (Finance)	257,541
2,000	Kuehne & Nagel Intl. (Transportation)	205,878
10,800	Nestle, S.A. (Consumer Non-Durables)	520,763
4,100	Nobel Biocare Hldg. (Health Tech.)	70,579
3,759	Novartis AG (Health Tech.)	182,173
1,100	Roche Holdings AG (Health Tech.)	151,406

Quantity	Name of Issuer	Fair Value ($)(1)

485	Straumann Holding AG (Health Tech.)	104,893
1,300	Syngenta AG (Process Industries)	300,321
2,525	Synthes, Inc. (Health Tech.)	290,325
		2,282,599
United Kingdom (12.5%)
3,703	Anglo American, p.l.c.
	(Non-Energy Minerals) (3)	129,032
6,725	Autonomy Corp., p.l.c.
	(Technology Services) (3)	183,312
6,950	British American Tobacco, p.l.c
	(Consumer Non-Durables)	220,564
13,450	Burberry Group p.l.c. (Retail Trade)	151,899
4,600	Diageo, A.D.R. (Consumer Non-Durables)	288,604
6,000	GlaxoSmithkline, A.D.R. (Health Tech.)	204,060
23,100	Pearson, A.D.R. (Consumer Services)	303,765
8,225	Reckitt Benckiser, p.l.c. (Consumer
	Non-Durables)	382,580
7,100	Royal Dutch Shell, A.D.R.
	(Energy Minerals)	342,788
47,240	Tesco, p.l.c. (Retail Trade)	266,500
54,000	Vodafone Group (Communications)	111,266
		2,584,370
Latin America (3.1%)
Brazil (1.7%)
7,400	AGCO Corp. (Producer Mfg.) (3)	199,578
4,500	Petrobras, A.D..R. (Energy Minerals)	154,440
		354,018
Chile (0.6%)
1,800	Banco Santander Chile, A.D.R.
	(Finance)	120,762
Mexico (0.8%)
73,520	Wal-Mart de Mexico (Retail Trade)	162,865
North America (6.9%)
Bermuda (0.9%)
1,900	PartnerRe, Ltd. (Finance)	133,266
2,800	Seadrill, Ltd. (Industrial Services)	51,184
		184,450
Canada (5.8%)
3,800	Canadian National Railway Co.
	(Transportation)	218,044
2,125	Potash Corp. of Saskatchewan, Inc.
	(Process Industries)	183,260
4,650	Research In Motion, Ltd.
	(Electronic Technology) (3)	229,059

See accompanying notes to portfolios of investments on page 48.

Sit International Growth Fund

Portfolio of Investments - June 30, 2010

Quantity	Name of Issuer	Fair Value ($)(1)

8,000	Rogers Communications, Inc.
	(Communications)	262,080
3,700	Royal Bank of Canada (Finance)	176,823
4,200	Suncor Energy, Inc. (Energy Minerals)	123,648
		1,192,914
United States (0.2%)
1,300	Veeco Instruments, Inc. (3)
	(Electronic Technology)	44,564

Total common stocks
(cost: $18,669,005)		19,874,146

Exchange Traded Funds (1.1%) (2)
33,700	iShares MSCI India (3)	233,541
(cost: $116,551)

Short Term Securities (0.9%) (2)
176,741	Wells Fargo Adv. Govt. Fund, 0.04%	176,741
(cost: $176,741)

Total investments in securities
(cost: $18,962,297) (4)		$20,284,428

See accompanying notes to portfolios of investments on page 48.

This page has been left blank intentionally.

Sit Small Cap Growth Fund
One Year Ended June 30, 2010

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Robert W. Sit, Matthew T. Loucks, and Michael J. Stellmacher

          The Sit Small Cap Growth Fund return was +20.97% over the past twelve months. This compares to the return of +17.96% for the Russell 2000® Growth Index and the +21.48% gain for the Russell 2000® Index.
          Small cap stocks fared particularly well over the past year as investors became less risk-averse amid signs of improvement in the economy. While valuations for smaller stocks are not as compelling compared to this time last year, earnings have rebounded and should continue to trend higher even if the current economic momentum decelerates. In this regard, we believe investors will increasingly gravitate towards companies that can deliver above-average earnings growth in a slower growth economic backdrop. Fortunately, there are many small- to mid-sized companies that do not rely on a robust economy to deliver earnings growth, and we continue to find attractive opportunities in virtually all economic sectors. While the Fund remains well-diversified, we maintain that health care and technology will continue to outgrow other sectors, so these groups are still heavily weighted within the Fund. In addition, we have used the recent market volatility to “upgrade” holdings where possible, with a particular focus on companies with strong balance sheets, cash flow and consistent earnings generation. In terms of sector changes, we have added to technology services and retail trade over the past year, while weightings have been reduced in health technology and energy minerals.
          The Fund’s strong twelve-month relative performance compared to the Russell 2000® Growth Index was driven by good stock selection in technology services, industrial services, communications and consumer durables. The strongest individual performers included Sybase (+106% 12-month return), F5 Networks (+98%), Lufkin Industries (+89%) and Core Laboratories (+72%). The consumer non-durables and retail trade sectors detracted from performance over the period. Individual stocks that lagged over the period included NuVasive, Synaptics and URS.
          Our research effort is highly focused on companies with strong, experienced management teams, sound balance sheets and sustainable earnings growth potential. We strongly believe that this focus will reward our shareholders over time.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months.
          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/10:	$31.32 Per Share
6/30/09:	$25.89 Per Share

Total Net Assets:	$59.8 Million

Weighted Average Market Cap:	$3.0 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

3 Month**	-7.34%	-9.22%	-9.92%
6 Month**	0.16	-2.31	-1.95
1 Year	20.97	17.96	21.48
5 Year	2.46	1.14	0.37
10 Year	-2.57	-1.72	3.00
Inception	9.44	5.06	7.40
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

1 Year	20.97%	17.96%	21.48%
5 Year	12.91	5.82	1.85
10 Year	-22.95	-15.96	34.42
Inception	323.65	120.28	213.49
(7/1/94)
*As of 6/30/10.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/00 and held until 6/30/10 would have declined to $7,705 in the Fund or $8,404 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Sybase, Inc.
2.	Core Laboratories
3.	Informatica Corp.
4.	F5 Networks, Inc.
5.	Skyworks Solutions, Inc.
6.	ANSYS, Inc.
7.	Alexion Pharmaceuticals Inc.
8.	Lufkin Industries, Inc.
9.	Thoratec Corp.
10.	Concur Technologies, Inc.
Total Number of Holdings: 100

Sit Small Cap Growth Fund

Portfolio of Investments - June 30, 2010

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (98.3%) (2)

Commercial Services (1.1%)
10,100	FactSet Research Systems, Inc.	676,599

Communications (2.4%)
21,250	SBA Communications Corp. (3)	722,712
42,300	TW Telecom, Inc. (3)	705,564
		1,428,276
Consumer Durables (4.0%)
5,800	Fossil, Inc. (3)	201,260
10,700	Polaris Industries, Inc.	584,434
14,900	Snap On, Inc.	609,559
25,400	Tupperware Brands Corp.	1,012,190
		2,407,443
Consumer Non-Durables (3.4%)
14,500	Central European Distribution Corp. (3)	310,010
7,700	Guess?, Inc.	240,548
18,500	Hansen Natural Corp. (3)	723,535
34,600	True Religion Apparel, Inc. (3)	763,622
		2,037,715
Consumer Services (3.6%)
17,300	Buffalo Wild Wings, Inc. (3)	632,834
7,975	Capella Education Co. (3)	648,766
10,900	DeVry, Inc.	572,141
17,300	Red Robin Gourmet Burgers, Inc. (3)	296,868
		2,150,609
Electronic Technology (14.1%)
36,400	Arris Group, Inc. (3)	370,916
72,400	Ciena Corp. (3)	918,032
18,900	F5 Networks, Inc. (3)	1,295,973
45,800	Intersil Corp.	554,638
17,300	Meru Networks, Inc. (3)	205,178
20,000	Microsemi Corp. (3)	292,600
20,800	MICROS Systems, Inc. (3)	662,896
10,700	Silicon Laboratories, Inc. (3)	433,992
70,900	Skyworks Solutions, Inc. (3)	1,190,411
33,200	Synaptics, Inc. (3)	913,000
17,900	Varian Semiconductor Equip., Inc. (3)	513,014
17,800	Veeco Instruments, Inc. (3)	610,184
19,500	Volterra Semiconductor Corp. (3)	449,670
		8,410,504
Energy Minerals (4.0%)
13,200	Arena Resources, Inc. (3)	421,080
11,700	Atlas Energy, Inc. (3)	316,719

Quantity	Name of Issuer	Fair Value ($)(1)

18,700	EQT Corp.	675,818
15,900	Frontier Oil Corp.	213,855
19,300	Southwestern Energy Co. (3)	745,752
		2,373,224
Finance (5.8%)
13,175	Affiliated Managers Group, Inc. (3)	800,645
10,000	Allied World Assurance Company Hldgs.	453,800
16,800	Hanover Insurance Group, Inc.	730,800
12,600	Stifel Financial Corp. (3)	546,714
55,100	TCF Financial Corp.	915,211
		3,447,170
Health Services (3.2%)
39,300	Allscripts-Misys Healthcare, Inc. (3)	632,730
10,100	Amedisys, Inc. (3)	444,097
9,400	Covance, Inc. (3)	482,408
5,800	Stericycle, Inc. (3)	380,364
		1,939,599
Health Technology (18.0%)
21,400	Alexion Pharmaceuticals, Inc. (3)	1,095,466
51,400	Alphatec Holdings, Inc. (3)	238,496
44,100	Amylin Pharmaceuticals, Inc. (3)	829,080
16,400	Celgene Corp. (3)	833,448
37,900	ev3, Inc. (3)	849,339
10,900	Gen-Probe, Inc. (3)	495,078
9,300	Haemonetics Corp. (3)	497,736
21,900	ICON, A.D.R. (3)	632,691
2,400	Intuitive Surgical, Inc. (3)	757,488
15,700	Meridian Bioscience, Inc.	266,900
22,900	NuVasive, Inc. (3)	812,034
19,400	PerkinElmer, Inc.	400,998
9,600	Techne Corp.	551,520
6,000	Teleflex, Inc.	325,680
25,200	Thoratec Corp. (3)	1,076,796
12,300	United Therapeutics Corp. (3)	600,363
23,300	Volcano Corp. (3)	508,406
		10,771,519
Industrial Services (6.4%)
11,000	Atwood Oceanics, Inc. (3)	280,720
4,700	CARBO Ceramics, Inc.	339,293
9,400	Core Laboratories	1,387,534
28,000	Lufkin Industries, Inc.	1,091,720
19,300	URS Corp. (3)	759,455
		3,858,722

Quantity	Name of Issuer	Fair Value ($)(1)

Non-Energy Minerals (0.9%)
7,150	Allegheny Technologies, Inc.	315,958
7,700	Haynes International, Inc.	237,391
		553,349
Process Industries (1.8%)
5,200	CF Industries Holdings, Inc.	329,940
4,300	Dionex Corp. (3)	320,178
9,200	Scotts Miracle-Gro Co.	408,572
		1,058,690
Producer Manufacturing (7.6%)
17,000	AMETEK, Inc.	682,550
10,500	Anixter International, Inc. (3)	447,300
6,700	Esterline Technologies Corp. (3)	317,915
19,700	Harsco Corp.	462,950
16,400	IDEX Corp.	468,548
12,200	MTS Systems Corp.	353,800
23,886	Rofin-Sinar Technologies, Inc. (3)	497,307
27,400	Trimble Navigation, Ltd. (3)	767,200
13,300	Wabtec Corp.	530,537
		4,528,107
Retail Trade (4.7%)
4,300	BJ’s Wholesale Club, Inc. (3)	159,143
10,900	Casey’s General Stores, Inc.	380,410
30,900	Cato Corp.	680,418
11,100	Dicks Sporting Goods, Inc. (3)	276,279
27,700	GameStop Corp. (3)	520,483
32,500	Ulta Salon, Cosmetics & Fragrance (3)	768,950
		2,785,683
Technology Services (15.3%)
27,800	ANSYS, Inc. (3)	1,127,846
12,700	AsiaInfo Holdings, Inc. (3)	277,622
13,300	Citrix Systems, Inc. (3)	561,659
24,800	Concur Technologies, Inc. (3)	1,058,464
7,900	Dolby Laboratories, Inc. (3)	495,251
56,300	Informatica Corp. (3)	1,344,444
35,100	Quest Software, Inc. (3)	633,204
23,500	Solera Holdings, Inc	850,700
21,700	Sybase, Inc. (3)	1,403,122
15,800	Syntel, Inc.	536,410
27,300	The Ultimate Software Group, Inc. (3)	897,078
		9,185,800
Transportation (1.2%)
8,400	Con-way, Inc.	252,168
16,200	Hub Group, Inc. (3)	486,162
		738,330

Quantity	Name of Issuer	Fair Value ($)(1)

Utilities (0.8%)
6,600	ITC Holdings Corp.	349,206
5,900	UGI Corp.	150,096
		499,302
Total common stocks
(cost: $51,047,272)		58,850,641

Short-Term Securities (1.8%) (2)
1,051,494	Wells Fargo Adv. Govt. Fund, 0.04%	1,051,494
(cost: $1,051,494)

Total investments in securities
(cost: $52,098,766) (4)		$ 59,902,135

See accompanying notes to portfolios of investments on page 48.

Sit Developing Markets Growth Fund
One Year Ended June 30, 2010

Portfolio Managers: Roger J. Sit and Raymond E. Sit

          The Sit Developing Markets Growth Fund return was +18.05% over the past twelve months compared to +20.58% for the MSCI Emerging Markets Index and a +20.30% for the MSCI Emerging Markets Growth Index.
          While the Fund had positive absolute performance over the past year, the relative underperformance was due to stock selection in the technology and energy sectors. In Brazil, Petrobas, negatively impacted the portfolio as it suffered from a technical overhang in anticipation of what should be Brazil’s largest-ever equity offering in late September. However, given the company’s robust outlook and attractive valuation, we believe, this stock is poised to rebound. The top contributing sector was telecommunications (Mobile TeleSystems and Millicom International Cellular).
          On a regional basis, Eastern Europe was the laggard. Poor stock selection came primarily from Central European Distribution, Gazprom, and Cez. Asia ex-Japan led the charge with stellar stock selection from Astra International, Tsingtao Brewery, and Li & Fung.
          Emerging market stocks did quite well over the past year as investors became less risk-averse amid signs of improvement in the global economy. Valuations for emerging market stocks are not as compelling compared to last year at this time, but earnings have rebounded and should continue to trend higher even if the current economic momentum decelerates, thanks to various cost-cutting and restructuring measures. We believe investors will continue to invest in companies with exposure to the higher-growth regions of the world, particularly Asia ex-Japan and Latin America. We continue to find attractive opportunities in virtually all sectors in emerging market countries. While the Fund remains well diversified across sectors, there is a tilt to overweight Asia-ex Japan and Latin America at the expense of Emerging Europe, the Middle East and South Africa as the growth prospects in those regions is much better. That said, we have used the recent market volatility to “upgrade” holdings where possible, with a particular focus on companies with strong balance sheets, cash flow, and consistent earnings generation. The research effort continues to be focused on companies with strong, experienced management teams, sound balance sheets, cash flow generation, and sustainable earnings and revenue growth.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/10:	$19.00 Per Share
6/30/09:	$16.13 Per Share

Total Net Assets:	$14.0 Million

Weighted Average Market Cap:	$31.5 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)

3 Month**	-12.08%	-9.14%	-9.51%
6 Month**	-10.80	-7.22	-7.50
1 Year	18.05	20.58	20.30
5 Year	9.75	10.19	8.97
10 Year	4.47	7.50	5.11
Inception	4.73	4.14	n/a
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)

1 Year	18.05%	20.58%	20.30%
5 Year	59.25	62.43	53.65
10 Year	54.90	106.05	64.64
Inception	109.56	91.58	n/a
(7/1/94)

*As of 6/30/10		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
(2)

MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/00 and held until 6/30/10 would have increased to $15,490 in the Fund, or $20,605 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund

Portfolio of Investments - June 30, 2010

10 LARGEST HOLDINGS

1.	Petrobras
2.	Vale, A.D.R.
3.	BHP Billiton, A.D.R.
4.	Samsung Electronics
5.	Rio Tinto
6.	Banco Bradesco S.A.
7.	Teva Pharmaceutical, A.D.R.
8.	CNOOC, Ltd., A.D.R.
9.	China Life Insurance Co., A.D.R.
10.	Reliance Industries, G.D.R.
Total Number of Holdings: 83

Quantity	Name of Issuer Fair Value ($)(1)

Common Stocks (97.0%) (2)
Africa/ Middle East (7.9%)
Israel (3.4%)
2,900	Amdocs, Ltd. (Technology Svcs.) (3)	77,865
3,600	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	91,764
5,800	Teva Pharmaceutical, A.D.R. (Health Tech.)	301,542
		471,171
South Africa (4.5%)
8,330	Bidvest Group, Ltd. (Consumer Services)	131,826
13,000	MTN Group, Ltd. (Communications)	170,367
4,600	Naspers, Ltd. (Consumer Services)	154,907
5,100	Sasol, A.D.R. (Energy Minerals)	179,877
		636,977
Asia (56.1%)
Australia (6.1%)
6,900	BHP Billiton, A.D.R. (Non-Energy Minerals)	427,731
6,405	Rio Tinto (Non-Energy Minerals)	352,240
1,600	Rio Tinto, A.D.R, (Non-Energy Minerals)	69,760
		849,731
China / Hong Kong (23.3%)
5,800	AsiaInfo Holdings, Inc. (Tech. Services) (3)	126,788
4,400	China Life Insurance Co., A.D.R. (Finance)	286,880
78,000	China Oilfield Services, Ltd. (Industrial Svcs.)	90,769
62,500	China Railway Construction Corp. (Producer Manufacturing)	78,519
42,000	China Shenhua Energy Co. (Energy Minerals)	151,524
14,000	China Unicom (Hong Kong), Ltd., A.D.R. (Communications)	186,200
1,700	CNOOC, Ltd., A.D.R. (Energy Minerals)	289,289
3,600	Harbin Electric, Inc. (Producer Mfg.) (3)	59,940
15,000	Hengan International Group, Ltd. (Consumer Non-Durables)	121,462

Quantity	Name of Issuer Fair Value ($)(1)

4,600	Hong Kong Exchanges & Clearing (Finance)	71,744
3,600	HSBC Holdings, A.D.R. (Finance)	164,124
131,000	Huabao International Holdings, Ltd. (Consumer Non-Durables)	167,447
7,700	Jinpan International, Ltd. (Producer Mfg.)	116,732
2,100	New Oriental Education & Technology Group, A.D.R. (Consumer Svcs.) (3)	195,699
102,000	PetroChina Co. (Energy Minerals)	112,819
40,000	Li & Fung, Ltd. (Consumer Durables)	178,959
540,000	Renhe Commercial Holdings (Finance)	111,739
1,600	Standard Chartered (Finance)	38,961
11,000	Sun Hung Kai Properties, Ltd. (Finance)	150,436
4,200	Tencent Holdings, Ltd (Tech. Services)	69,582
158,000	Travelsky Technology, Ltd. (Consumer Svcs.)	130,434
50,000	Tsingtao Brewery (Consumer Non-Durables)	233,574
62,000	Xinao Gas Holdings, Ltd. (Utlities)	137,220
		3,270,841
India * (4.3%)
5,900	ICICI Bank, A.D.R. (Finance)	213,226
1,900	Infosys Technologies, Ltd., A.D.R. (Technology Svcs.)	113,829
5,900	Reliance Industries, G.D.R. (Energy Minerals)	276,892
		603,947
Indonesia (1.9%)
41,500	Astra International (Producer Mfg.)	219,265
1,400	PT Telekom., A.D.R. (Communications)	47,922
		267,187
Phillipines (1.7%)
451,500	Manila Water Co. (Utilities)	158,077
366,200	SM Prime Holdings, Inc. (Retail Trade)	84,834
		242,911
Singapore (0.5%)
7,000	DBS Group Holdings, Ltd. (Finance)	67,934
South Korea (9.9%)
14,375	Cheil Worldwide, Inc. (Commercial Svcs.)	150,364
9,007	Industrial Bank of Korea (Finance)	106,878
2,371	KB Financial Group (Finance)	90,879
2,375	KB Financial Group, A.D.R. (Finance)	89,989
2,000	POSCO, A.D.R. (Non-Energy Minerals)	188,640
660	Samsung Electronics (Electronic Tech.)	413,961
5,100	Shinhan Financial Group (Finance)	187,727
370	Shinsegae Co., Ltd. (Retail Trade)	159,867
		1,388,305

Quantity	Name of Issuer Fair Value ($)(1)

Taiwan (7.3%)
83,766	Cathay Financial Holding Co. (Finance)	123,923
10,975	HTC Corp. (Electronic Technology)	145,749
35,990	Hon Hai Precision Industry Co., G.D.R. (Electronic Technology)	258,945
10,000	MediaTek, Inc. (Electronic Technology)	139,578
112,482	Taiwan Semiconductor Co. (Electronic Tech.)	210,233
7,899	Taiwan Semi., A.D.R. (Electronic Tech.)	77,097
10,000	Young Fast Optoelectronics Co. (Electronic Technology)	75,524
		1,031,049
Thailand (1.1%)
40,000	Bangkok Bank Public Co., Ltd. (Finance)	156,404
Europe (9.2%)
Austria (0.6%)
2,290	Raiffeisen Intl. Bank Holding AG (Finance)	86,976
Czech Republic (0.9%)
2,900	CEZ (Utilities)	118,036
Luxembourg (1.3%)
2,300	Millicom International Cellular (Communications)	186,461
Poland (1.6%)
10,400	Central European Distribution Corp. (Consumer Non-Durables) (3)	222,352
Russia (3.9%)
11,700	Gazprom, A.D.R. (Energy Minerals)	220,077
10,750	Mobile Telesystems, A.D.R. (Communications)	205,970
3,800	X5 Retail Group N.V. (Retail Trade) (3)	127,525
		553,572
United Kingdom (0.9%)
3,448	Anglo American (Non-Energy Minerals)	120,146
Latin America (23.8%)
Brazil (16.3%)
11,700	AES Tiete S.A. (Utilities)	133,788
6,300	AGCO Corp. (Producer Mfg.) (3)	169,911
19,525	Banco Bradesco S.A. (Finance)	307,208
2,400	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, A.D.R. (Retail Trade)	166,848
2,400	Companhia de Bebidas das Americas (Consumer Non-Durables)	242,424
3,883	Embraer de Aeronautica, A.D.R. (Producer Mfg.)	81,349

Quantity	Name of Issuer Fair Value ($)(1)

34,680	Petrobras (Energy Minerals)	517,990
1,600	Petrobras, A.D.R. (Energy Minerals)	54,912
19,800	Vale, A.D.R. (Non-Energy Minerals)	482,130
5,200	Vivo Participacoes S.A., A.D.R. (Communications)	134,784
		2,291,344
Chile (1.1%)
2,400	Banco Santander Chile, A.D.R. (Finance)	161,016

Mexico (4.6%)
5,400	America Movil, A.D.R. (Communications)	256,500
3,800	Grupo Televisa, A.D.R. (Consumer Svcs.)	66,158
4,200	Homex, A.D.R. (Consumer Durables) (3)	106,008
98,080	Wal-Mart de Mexico (Retail Trade)	217,272
		645,938
Peru (1.8%)
9,400	Southern Copper Corp. (Non-Energy Minerals)	249,476

Total common stocks		13,621,774
(cost: $10,136,355)

Exchange Traded Funds (1.2%) (2)
25,000	iShares MSCI India* (3)	173,250
(cost: $101,319)

Short-Term Securities (1.5%) (2)
206,450	Wells Fargo Adv. Govt. Fund, 0.04%	206,450
(cost: $206,450)

Total investments in securities (cost: $10,444,124) (4)		$ 14,001,474

*	The Fund’s total investment in India including the iShares comprises 5.5% of the Fund’s net assets.

See accompanying notes to portfolios of investments on page 48.

Sit Mutual Funds

Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	At June 30, 2010, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund	Large Cap Growth Fund
Cost for federal income tax purposes	$10,111,623	$64,928,121	$3,507,119	$411,483,952

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$1,000,229	$3,328,164	$347,659	$26,358,554
Gross unrealized depreciation	(576,590)	(4,272,247)	(147,614)	(30,211,122)

Net unrealized appreciation (depreciation)	$423,639	($944,083)	$200,045	($3,852,568)

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
Cost for federal income tax purposes	$118,641,199	$19,003,875	$52,133,018	$10,481,708

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$26,141,360	$3,308,900	$13,404,028	$4,495,909
Gross unrealized depreciation	(14,410,284)	(2,028,347)	(5,634,911)	(976,143)

Net unrealized appreciation (depreciation)	$11,731,076	$1,280,553	$7,769,117	$3,519,766

(5)	This secuitry is being fair-valued according to procedures approved by the Board of Directors.

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Sit Mutual Funds
June 30, 2010

Statements of Assets and Liabilities

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund	Large Cap Growth Fund
ASSETS
Investments in securities, at identified cost	$10,106,792	$64,510,267	$3,507,119	$408,928,386

Investments in securities, at fair value	$10,535,262	$63,984,038	$3,707,164	$407,631,384
Cash in bank on demand deposit	—	—	—	—
Accrued interest and dividends receivable	35,168	80,189	7,158	388,861
Receivable for investment securities sold	41,607	670,019	13,246	—
Other receivables (note 4)	3,033	2,786	161	20,866
Receivable for Fund shares sold	—	309,052	—	102,177
Total assets	10,615,070	65,046,084	3,727,729	408,143,288

LIABILITIES
Payable for investment securities purchased	50,000	657,901	9,613	—
Payable for Fund shares redeemed	—	4,000	—	419,432
Other payables	6,144	5,344	342	—
Accrued investment management fees	9,100	54,870	3,884	364,368
Total liabilities	65,244	722,115	13,839	783,800
Net assets applicable to outstanding capital stock	$10,549,826	$64,323,969	$3,713,890	$407,359,488

Net assets consist of:
Capital (par value and paid-in surplus)	$14,898,522	$68,242,159	$3,478,140	$453,797,561
Undistributed (distributions in excess of) net investment income	54,913	292,944	24,203	1,230,257
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,832,079)	(3,684,905)	11,489	(46,371,328)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	428,470	(526,229)	200,058	(1,297,002)
	$10,549,826	$64,323,969	$3,713,890	$407,359,488
Outstanding shares:
Common Shares (Class I) *	744,174	3,707,369	271,995	11,723,700
Common Shares (Class S) *	—	2,347,013	84,807	—

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$10,549,826	$39,430,162	$2,831,722	$407,359,488
Common Shares (Class S) *	—	24,893,807	882,168	—

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$14.18	$10.64	$10.41	$34.75
Common Shares (Class S) *	—	$10.61	$10.40	—

* Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
ASSETS
Investments in securities, at identified cost	$118,639,237	$18,962,297	$52,098,766	$10,444,124

Investments in securities, at fair value	$130,372,275	$20,284,428	$59,902,135	$14,001,474
Cash in bank on demand deposit	—	—	—	2,490
Accrued interest and dividends receivable	60,910	126,552	11,726	56,048
Receivable for investment securities sold	918,994	59,031	133,893	—
Other receivables (note 4)	—	229,242	51,661	6,960
Receivable for Fund shares sold	—	—	10	—
Total assets	131,352,179	20,699,253	60,099,425	14,066,972

LIABILITIES
Payable for investment securities purchased	796,852	53,832	174,352	—
Payable for Fund shares redeemed	7,733	—	—	—
Other payables	151,416	28,219	—	—
Accrued investment management fees	138,568	31,051	77,298	24,280
Total liabilities	1,094,569	113,102	251,650	24,280
Net assets applicable to outstanding capital stock	$130,257,610	$20,586,151	$59,847,775	$14,042,692

Net assets consist of:
Capital (par value and paid-in surplus)	$131,885,525	$43,716,118	$88,952,276	$10,145,956
Undistributed (distributions in excess of) net investment income	—	187,073	—	10,903
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(13,360,953)	(24,639,840)	(36,907,870)	328,501
Unrealized appreciation (depreciation) on investments and foreign currency transactions	11,733,038	1,322,800	7,803,369	3,557,332
	$130,257,610	$20,586,151	$59,847,775	$14,042,692
Outstanding shares:
Common Shares (Class I) *	11,255,858	1,764,180	1,911,144	738,922
Common Shares (Class S) *	—	—	—	—

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$130,257,610	$20,586,151	$59,847,775	$14,042,692
Common Shares (Class S) *	—	—	—	—

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$11.57	$11.67	$31.32	$19.00
Common Shares (Class S) *	—	—	—	—

See accompanying notes to financial statements on page 58.

Sit Mutual Funds
One Year Ended June 30, 2010

Statements of Operations

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund
Investment income:
Income:
Dividends *	$157,680	$1,607,208	$102,258
Interest	231,584	7,871	19
Total income	389,264	1,615,079	102,277

Expenses (note 3):
Investment management and advisory service fee	113,061	600,101	46,865
12b-1 Fee - Class S	—	61,616	2,269

Total expenses	113,061	661,717	49,134

Less fees and expenses absorbed by investment adviser	—	—	—

Total net expenses	113,061	661,717	49,134

Net investment income (loss)	276,203	953,362	53,143

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(434,743)	1,675,499	52,628
Net change in unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,476,636	2,901,091	126,766
Realized gain (loss) on foreign currency transactions	—	—	(94)

Net gain (loss) on investments	1,041,893	4,576,590	179,300

Net increase (decrease) in net assets resulting from operations	$1,318,096	$5,529,952	$232,443

* Foreign taxes withheld on dividends received	$494	$25,817	$5,015

	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
Investment income:
Income:
Dividends *	$6,732,412	$1,019,073	$548,327	$441,020	$317,816
Interest	2,990	293	106	223	925
Total income	6,735,402	1,019,366	548,433	441,243	318,741

Expenses (note 3):
Investment management and advisory service fee	4,263,476	1,749,778	432,521	946,143	310,105
12b-1 Fee - Class S	—	—	—	—	—

Total expenses	4,263,476	1,749,778	432,521	946,143	310,105

Less fees and expenses absorbed by investment adviser	—	(139,982)	(81,828)	—	—

Total net expenses	4,263,476	1,609,796	350,693	946,143	310,105

Net investment income (loss)	2,471,926	(590,430)	197,740	(504,900)	8,636

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(6,406,205)	5,885,385	413,622	2,158,857	1,307,563
Net change in unrealized appreciation (depreciation) on
investments and foreign currency transactions	28,265,518	16,424,075	1,060,153	10,263,345	999,287
Realized gain (loss) on foreign currency transactions	—	—	(1,749)	—	2,267

Net gain (loss) on investments	21,859,313	22,309,460	1,472,026	12,422,202	2,309,117

Net increase (decrease) in net assets resulting from operations	$24,331,239	$21,719,030	$1,669,766	$11,917,302	$2,317,753

* Foreign taxes withheld on dividends received	$25,033	$11,545	$45,186	$2,074	$36,127

See accompanying notes to financial statements on page 58.

Sit Mutual Funds
Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$276,203	$325,445	$953,362	$933,863
Net realized gain (loss) on investments	(434,743)	(337,911)	1,675,499	(5,295,631)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,476,636	(2,232,666)	2,901,091	(5,111,905)
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net increase (decrease) in net assets resulting from operations	1,318,096	(2,245,132)	5,529,952	(9,473,673)
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(293,000)	(351,000)	(548,746)	(775,366)
Common shares (Class S)	—	—	(330,254)	(205,634)
Net realized gains on investments
Common shares (Class I)	—	—	—	(1,171,782)
Common shares (Class S)	—	—	—	(242,236)
Total distributions	(293,000)	(351,000)	(879,000)	(2,395,018)
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	714,605	657,834	11,452,027	3,213,315
Common shares (Class S)	—	—	16,562,200	13,891,609
Capital share proceeds (note 4)	—	—	—	—
Reinvested distributions
Common shares (Class I)	291,180	349,158	522,134	1,891,925
Common shares (Class S)	—	—	328,928	446,313
Payments for shares redeemed
Common shares (Class I)	(1,829,957)	(1,001,363)	(3,637,969)	(7,053,472)
Common shares (Class S)	—	—	(9,589,022)	(12,025,836)

Increase (decrease) in net assets from capital share transactions	(824,172)	5,629	15,638,298	363,854

Total increase (decrease) in net assets	200,924	(2,590,503)	20,289,250	(11,504,837)
Net assets
Beginning of period	10,348,902	12,939,405	44,034,719	55,539,556
End of period *	$10,549,826	$10,348,902	$64,323,969	$44,034,719
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	49,409	51,967	1,042,818	336,678
Common shares (Class S)	—	—	1,530,590	1,516,957
Reinvested distributions
Common shares (Class I)	20,558	26,689	48,739	204,162
Common shares (Class S)	—	—	30,536	47,947
Redeemed
Common shares (Class I)	(124,370)	(73,150)	(332,759)	(737,714)
Common shares (Class S)	—	—	(856,775)	(1,015,342)

Net increase (decrease)	(54,403)	5,506	1,463,149	352,688

* includes undistributed net investment income	$54,913	$71,710	$292,944	$218,582

	Global Dividend Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund
	Year ended June 30, 2010	Nine months ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$53,143	36,154	$2,471,926	$2,210,806	($590,430)	($412,308)
Net realized gain (loss) on investments	52,628	(41,176)	(6,406,205)	(26,329,574)	5,885,385	(13,765,942)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	126,766	73,292	28,265,518	(49,550,297)	16,424,075	(55,121,433)

Net realized gain (loss) on foreign currency transactions	(94)	37	—	—	—	—
Net increase (decrease) in net assets resulting from operations	232,443	68,307	24,331,239	(73,669,065)	21,719,030	(69,299,683)

Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(35,594)	(14,403)	(2,475,000)	(1,549,999)	—	—
Common shares (Class S)	(9,406)	(5,597)	—	—	—	—
Net realized gains on investments
Common shares (Class I)	—	—	—	—	—	(1,273,427)
Common shares (Class S)	—	—	—	—	—	—
Total distributions	(45,000)	(20,000)	(2,475,000)	(1,549,999)	—	(1,273,427)
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	800,548	2,391,949	168,575,536	239,937,366	3,455,887	4,659,494
Common shares (Class S)	87,287	761,161	—	—	—	—
Capital share proceeds (note 4)	—	—	—	—	—	—
Reinvested distributions
Common shares (Class I)	38,856	14,403	2,388,780	1,534,522	—	1,236,478
Common shares (Class S)	9,406	5,597	—	—	—	—
Payments for shares redeemed
Common shares (Class I)	(438,850)	(187,353)	(109,531,746)	(129,877,604)	(22,394,021)	(18,725,733)
Common shares (Class S)	—	(4,864)	—	—	—	—

Increase (decrease) in net assets from capital share transactions	497,247	2,980,893	61,432,570	111,594,284	(18,938,134)	(12,829,761)

Total increase (decrease) in net assets	684,690	3,029,200	83,288,809	36,375,220	2,780,896	(83,402,871)
Net assets
Beginning of period	3,029,200	—	324,070,679	287,695,459	127,476,714	210,879,585
End of period *	$3,713,890	$3,029,200	$407,359,488	$324,070,679	$130,257,610	$127,476,714
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	71,957	254,371	4,598,800	7,466,350	295,669	469,384
Common shares (Class S)	7,643	76,160	—	—	—	—
Reinvested distributions
Common shares (Class I)	3,662	1,649	63,112	51,719	—	144,280
Common shares (Class S)	889	636	—	—	—	—
Redeemed
Common shares (Class I)	(39,538)	(20,106)	(2,934,489)	(4,148,556)	(1,919,160)	(1,949,894)
Common shares (Class S)	—	(521)	—	—	—	—

Net increase (decrease)	44,613	312,189	1,727,423	3,369,513	(1,623,491)	(1,336,230)

* includes undistributed net investment income	$24,203	$16,154	$1,230,257	$1,233,331	—	—

See accompanying notes to financial statements on page 58.

Sit Mutual Funds

Statements of Changes in Net Assets (continued)

	International Growth Fund		Small Cap Growth Fund
	Year ended June 30, 2010	Year ended June 30, 2009	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$197,740	$255,275	($504,900)	($387,794)
Net realized gain (loss) on investments	413,622	(4,060,944)	2,158,857	(10,097,980)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,060,153	(10,726,201)	10,263,345	(18,542,232)
Net realized gain (loss) on foreign currency transactions	(1,749)	925	—	—
Net increase (decrease) in net assets resulting from operations	1,669,766	(14,530,945)	11,917,302	(29,028,006)
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(228,000)	(350,000)	—	—
Common shares (Class S)	—	—	—	—
Net realized gains on investments
Common shares (Class I)	—	—	—	—
Common shares (Class S)	—	—	—	—
Total distributions	(228,000)	(350,000)	—	—
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	701,521	1,017,171	4,964,717	5,188,722
Common shares (Class S)	—	—	—	—
Capital share proceeds (note 4)	229,242	201,098	—	—
Reinvested distributions
Common shares (Class I)	225,692	345,271	—	—
Common shares (Class S)	—	—	—	—
Payments for shares redeemed
Common shares (Class I)	(3,021,002)	(3,387,765)	(15,386,598)	(11,335,025)
Common shares (Class S)	—	—	—	—

Increase (decrease) in net assets from capital share transactions	(1,864,547)	(1,824,225)	(10,421,881)	(6,146,303)

Total increase (decrease) in net assets	(422,781)	(16,705,170)	1,495,421	(35,174,309)
Net assets
Beginning of period	21,008,932	37,714,102	58,352,354	93,526,663
End of period *	$20,586,151	$21,008,932	$59,847,775	$58,352,354
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	55,740	87,795	164,198	203,373
Common shares (Class S)	—	—	—	—
Reinvested distributions
Common shares (Class I)	17,496	34,118	—	—
Common shares (Class S)	—	—	—	—
Redeemed
Common shares (Class I)	(236,170)	(313,402)	(507,131)	(447,245)
Common shares (Class S)	—	—	—	—

Net increase (decrease)	(162,934)	(191,489)	(342,933)	(243,872)

* includes undistributed net investment income	$187,073	$219,082	—	—

	Developing Markets Growth Fund
	Year ended June 30, 2010	Year ended June 30, 2009
Operations:
Net investment income (loss)	$8,636	$30,739
Net realized gain (loss) on investments	1,307,563	(976,513)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	999,287	(7,050,767)
Net realized gain (loss) on foreign currency transactions	2,267	1,492
Net increase (decrease) in net assets resulting from operations	2,317,753	(7,995,049)
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(34,186)	—
Common shares (Class S)	—	—
Net realized gains on investments
Common shares (Class I)	—	(602,947)
Common shares (Class S)	—	—
Total distributions	(34,186)	(602,947)
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	2,723,237	3,132,165
Common shares (Class S)	—	—
Capital share proceeds (note 4)	—	77,735
Reinvested distributions
Common shares (Class I)	33,593	591,613
Common shares (Class S)	—	—
Payments for shares redeemed
Common shares (Class I)	(4,200,831)	(5,195,466)
Common shares (Class S)	—	—

Increase (decrease) in net assets from capital share transactions	(1,444,001)	(1,393,953)

Total increase (decrease) in net assets	839,566	(9,991,949)
Net assets
Beginning of period	13,203,126	23,195,075
End of period *	$14,042,692	$13,203,126
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	136,017	203,053
Common shares (Class S)	—	—
Reinvested distributions
Common shares (Class I)	1,635	48,099
Common shares (Class S)	—	—
Redeemed
Common shares (Class I)	(217,329)	(325,827)
Common shares (Class S)	—	—

Net increase (decrease)	(79,677)	(74,675)

* includes undistributed net investment income	$10,903	$34,186

See accompanying notes to financial statements on page 58.

Sit Mutual Funds

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit Global Dividend Growth, Sit International Growth, and Sit Balanced, are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth

Provide current income that exceeds the dividend yield of a composite index (60% S&P 500 Index & 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Small Cap Growth	Maximize long-term capital appreciation.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements
Various inputs are used in determining the value of the Funds’ investments, primarily inputs using the market approach. These inputs are summarized into three levels and described below:

•

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 — other significant observable inputs including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. These are primarily inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Sit Mutual Funds

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value on June 30, 2010:

	Investment in securities (**)
	Level 1	Level 2	Level 3

Fund	Quoted Prices	Other significant observable inputs	Significant unobservable inputs	Total
Balanced
Equity Securities	$6,812,987	—	—	$6,812,987
Closed-End Mutual Funds	340,947	—	—	340,047
Taxable Municipal Securities	—	72,086	—	72,086
Asset-Backed Securities	—	336,788	—	336,788
Collateralized Mortgage Obligations	—	419,985	—	419,985
Mortgage Pass-Through Securities	—	1,352,267	—	1,352,267
U.S. Treasury/Federal Agency Securities	—	495,607	—	495,607
Corporate Bonds	—	704,595	—	704,595
	7,153,934	3,381,328	—	10,535,262
Dividend Growth
Equity Securities	62,906,202	—	—	62,906,202
Closed-End Mutual Funds	1,077,836	—	—	1,077,836
	63,984,038	—	—	63,984,038

Global Dividend Growth (*)
Equity Securities	3,284,149	361,828	—	3,645,977
Closed-End Mutual Funds	61,187	—	—	61,187
	3,345,336	361,828	—	3,707,164

Large Cap Growth (*)	407,631,384	—	—	407,631,384
Mid Cap Growth (*)	130,372,275	—	—	130,372,275
International Growth (*)	8,143,151	12,141,277	—	20,284,428
Small Cap Growth (*)	59,902,135	—	—	59,902,135
Developing Markets Growth (*)	8,250,998	5,750,476	—	14,001,474

*

For these Funds, 100% of the investment value is comprised of equity securities. Level 2 equity securities are primarily foreign securities where the closing price has been adjusted by application of a systematic process for events occurring after the close of the foreign exchange.

**

Equity securities include short-term money market instruments and exchange-traded funds. At June 30, 2010, the Funds held no other financial instruments. See the respective Fund’s Portfolio of Investments for industry and/or geographical classification. For the year ended June 30, 2010, the Funds held no assets in which significant unobservable inputs (Level 3) were used in determining fair value.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, Developing Markets Growth and International Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2007, 2008, and 2009 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year

Sit Mutual Funds

Notes to Financial Statements (continued)

in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2010 and 2009 were as follows:

Year Ended June 30, 2010:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$293,000	—	$293,000
Dividend Growth (Class I)	548,746	—	548,746
Dividend Growth (Class S)	330,254	—	330,254
Global Dividend Growth (Class I)	35,594	—	35,594
Global Dividend Growth (Class S)	9,406	—	9,406
Large Cap Growth	2,475,000	—	2,475,000
Mid Cap Growth	—	—	—
International Growth	228,000	—	228,000
Small Cap Growth	—	—	—
Developing Markets Growth	34,186	—	34,186

Year Ended June 30, 2009:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$351,000	—	$351,000
Dividend Growth (Class I)	775,366	$1,171,782	775,366
Dividend Growth (Class S)	205,634	242,236	205,634
Global Dividend Growth (Class I)	14,403	—	14,403
Global Dividend Growth (Class S)	5,597	—	5,597
Large Cap Growth	1,549,999	—	1,549,999
Mid Cap Growth	—	1,273,427	1,273,427
International Growth	350,000	—	350,000
Small Cap Growth	—	—	—
Developing Markets Growth	—	602,947	602,947

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital/Currency Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$54,913	($4,827,248)	$423,639
Dividend Growth	292,944	(3,267,051)	(944,083)
Global Dividend Growth	24,203	11,489	200,058
Large Cap Growth	1,230,257	(43,815,761)	(3,852,568)
Mid Cap Growth	—	(13,358,991)	11,731,076
International Growth	190,375	(24,601,563)	1,281,222
Small Cap Growth	—	(36,873,618)	7,769,117
Developing Markets Growth	10,903	366,086	3,519,748

Undistributed net investment income and accumulated net realized gains (losses) from the Statements of Assets and Liabilities have been increased (decreased) by current permanent book-to-tax differences resulting in reclassifications as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)		Additional Paid-in Capital
Global Dividend Growth	($94)	$94		—
Mid Cap Growth	590,430	—		($590,430)
International Growth	(1,749)	8,478,698	*	(8,476,949)*
Small Cap Growth	504,900	—		(504,900)
Developing Markets Growth	2,267	(2,267)		—

*includes adjustment for the expiration of capital loss carryover.

As of June 30, 2010, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	2011	2012	2013 - 2019	Total
Balanced	$2,910,534	$1,023,296	$893,418	$4,827,248
Dividend Growth	—	—	3,267,051	3,267,051
Large Cap Growth	8,969,766	4,615,151	30,230,844	43,815,761
Mid Cap Growth	1,264,618	250,465	11,843,908	13,358,991
International Growth	14,933,645	5,988,227	3,676,389	24,598,261
Small Cap Growth	24,655,520	3,736,397	8,481,701	36,873,618

Sit Mutual Funds

Notes to Financial Statements (continued)

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(2)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2010, were as follow:

	Purchases ($)	Proceeds ($)
Balanced	5,057,416	5,260,878
Dividend Growth	34,849,302	18,474,295
Global Dividend Growth	1,357,104	778,487
Large Cap Growth	138,428,178	64,795,089
Mid Cap Growth	27,856,614	46,957,868
International Growth	5,302,342	7,367,974
Small Cap Growth	13,805,996	25,331,098
Developing Markets Growth	2,983,101	4,468,118

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	1.00%
Dividend Growth Fund Class I and Class S	1.00%	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%	1.25%
Large Cap Growth	1.00%	1.00%
Mid Cap Growth	1.25%	1.15%
International Growth	1.85%	1.50%
Small Cap Growth	1.50%	1.50%
Developing Markets Growth	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

Sit Mutual Funds

Notes to Financial Statements (continued)

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

For the periods through December 31, 2010, the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund and International Growth Fund to 1.15% and 1.50% of the Fund’s average daily net assets, respectively.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2010:

	Shares	% Shares Outstanding
Balanced	204,098	27.4
Dividend Growth	670,610	11.1
Global Dividend Growth	247,780	69.4
Large Cap Growth	338,242	2.9
Mid Cap Growth	2,320,300	20.6
International Growth	547,127	31.0
Small Cap Growth	629,608	32.9
Developing Markets Growth	186,217	25.2

(4)	Capital Share Proceeds

The International Growth and Developing Markets Growth Funds received proceeds of $201,098 and $77,735, respectively from market timing settlements paid to the Funds during the year ended June 30, 2009. As of June 30, 2010, the International Growth Fund expected to receive an additional settlement for approximately $229,242. These amounts are separately reflected on the statements of changes in net assets and in the financial highlights.

(5)	Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

This page has been left blank intentionally.

Sit Balanced Fund

Financial Highlights

	Years Ended June 30,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$12.96	$16.32	$16.93	$15.14	$14.53
Operations:
Net investment income (1)	.35	.41	.38	.34	.28
Net realized and unrealized gains (losses) on investments	1.24	(3.32)	(.66)	1.78	.59
Total from operations	1.59	(2.91)	(.28)	2.12	.87
Distributions to Shareholders:
From net investment income	(.37)	(.45)	(.33)	(.33)	(.26)
From net realized gains	—	—	—	—	—
Total distributions	(.37)	(.45)	(.33)	(.33)	(.26)
Net Asset Value:
End of period	$14.18	$12.96	$16.32	$16.93	$15.14
Total investment return (2)	12.33%	(17.84%)	(1.72%)	14.24%	6.03%
Net assets at end of period (000’s omitted)	$10,550	$10,349	$12,939	$12,529	$11,617

Ratios:
Expenses to average daily net assets (3)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	2.44%	3.12%	2.22%	2.13%	1.84%

Portfolio turnover rate (excluding short-term securities)	46.79%	30.26%	54.96%	41.63%	50.00%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Dividend Growth Fund Class I

Financial Highlights

	Years Ended June 30,
	2010		2009		2008		2007		2006
Net Asset Value:
Beginning of period	$9.60		$13.11		$14.42		$12.26		$11.18
Operations:
Net investment income (loss) (1)	.19		.23		.23		.24		.25
Net realized and unrealized gains (losses) on investments	1.03		(3.09)		(.63)		2.35		1.20
Total from operations	1.22		(2.86)		(.40)		2.59		1.45
Distributions to Shareholders:
From net investment income	(.18)		(.26)		(.22)		(.23)		(.23)
From net realized gains	—		(.39)		(.69)		(.20)		(.14)
Total distributions	(.18)		(.65)		(.91)		(.43)		(.37)
Net Asset Value:
End of period	$10.64		$9.60		$13.11		$14.42		$12.26
Total investment return (2)	12.71%		(21.59%)		(3.06%)		21.48%		13.20%
Net assets at end of period (000’s omitted)	$39,430		$28,305		$41,239		$37,674		$24,137

Ratios:
Expenses to average daily net assets (3)	1.00%		1.00%		1.00%		1.00%		1.00%
Net investment income (loss) to average daily net assets	1.70%		2.35%		1.68%		1.81%		2.09%

Portfolio turnover rate (excluding short-term securities)	31.84	% (4)	69.10	% (4)	38.86	% (4)	34.02	% (4)	41.28	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire Fund.

See accompanying notes to financial statements on page 58.

Sit Dividend Growth Fund Class S
Financial Highlights

	Year Ended June 30, 2010		Year Ended June 30, 2009		Year Ended June 30, 2008		Year Ended June 30, 2007		Three months Ended June 30, 2006
Net Asset Value:
Beginning of period	$9.58		$13.08		$14.39		$12.26		$12.28
Operations:
Net investment income (loss) (1)	.16		.21		.20		.21		.05
Net realized and unrealized gains (losses) on investments	1.02		(3.09)		(.63)		2.33		(.02)
Total from operations	1.18		(2.88)		(.43)		2.54		.03
Distributions to Shareholders:
From net investment income	(.15)		(.23)		(.19)		(.21)		(.05)
From net realized gains	—		(.39)		(.69)		(.20)		—
Total distributions	(.15)		(.62)		(.88)		(.41)		(.05)
Net Asset Value:
End of period	$10.61		$9.58		$13.08		$14.39		$12.26
Total investment return (2)	12.37%		(21.79%)		(3.27%)		21.02%		0.27%
Net assets at end of period (000’s omitted)	$24,894		$15,730		$14,300		$2,823		$48

Ratios:
Expenses to average daily net assets (3)	1.25%		1.25%		1.25%		1.25%		1.25	% (5)
Net investment income (loss) to average daily net assets	1.45%		2.10%		1.43%		1.56%		1.84	% (5)

Portfolio turnover rate (excluding short-term securities)	31.84	% (4)	69.10	% (4)	38.86	% (4)	34.02	% (4)	41.28	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire Fund.

(5)	Percentages are adjusted to an annual rate.

Sit Global Dividend Growth Fund Class I

Financial Highlights

	Year Ended June 30, 2010		Nine months Ended June 30, 2009
Net Asset Value:
Beginning of period	$9.70		$10.00
Operations:
Net investment income (loss) (1)	.17		.15
Net realized and unrealized gains (losses) on investments	.68		(.36)
Total from operations	.85		(.21)
Distributions to Shareholders:
From net investment income	(.14)		(.09)
From net realized gains	—		—
Total distributions	(.14)		(.09)
Net Asset Value:
End of period	$10.41		$9.70
Total investment return (2)	8.79%		(2.06%)
Net assets at end of period (000’s omitted)	$2,832		$2,290

Ratios:
Expenses to average daily net assets (3)	1.25%		1.25	% (5)
Net investment income (loss) to average daily net assets	1.48%		2.30	% (5)

Portfolio turnover rate (excluding short-term securities)	21.60	% (4)	17.69	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire Fund.

(5)	Percentages are adjusted to an annual rate.

Sit Global Dividend Growth Fund Class S
Financial Highlights

	Year Ended June 30, 2010		Nine months Ended June 30, 2009
Net Asset Value:
Beginning of period	$9.70		$10.00
Operations:
Net investment income (loss) (1)	.14		.13
Net realized and unrealized gains (losses) on investments	.68		(.36)
Total from operations	.82		(.23)
Distributions to Shareholders:
From net investment income	(.12)		(.07)
From net realized gains	—		—
Total distributions	(.12)		(.07)
Net Asset Value:
End of period	$10.40		$9.70
Total investment return (2)	8.47%		(2.18%)
Net assets at end of period (000’s omitted)	$882		$740

Ratios:
Expenses to average daily net assets (3)	1.50%		1.50	% (5)
Net investment income (loss) to average daily net assets	1.23%		2.05	% (5)

Portfolio turnover rate (excluding short-term securities)	21.60	% (4)	17.69	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire Fund.

(5)	Percentages are adjusted to an annual rate.

Sit Large Cap Growth Fund

Financial Highlights

	Years Ended June 30,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$32.42	$43.41	$43.99	$37.60	$34.27
Operations:
Net investment income (loss) (1)	.22	.28	.20	.24	.17
Net realized and unrealized gains (losses) on investments	2.33	(11.05)	(.65)	6.43	3.23
Total from operations	2.55	(10.77)	(.45)	6.67	3.40
Distributions to Shareholders:
From net investment income	(.22)	(.22)	(.13)	(.28)	(.07)
From net realized gains	—	—	—	—	—
Total distributions	(.22)	(.22)	(.13)	(.28)	(.07)
Net Asset Value:
End of period	$34.75	$32.42	$43.41	$43.99	$37.60
Total investment return (2)	7.80%	(24.77%)	(1.03%)	17.79%	9.91%
Net assets at end of period (000’s omitted)	$407,359	$324,071	$287,695	$125,741	$101,873

Ratios:
Expenses to average daily net assets (3)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.58%	0.85%	0.46%	0.59%	0.46%

Portfolio turnover rate (excluding short-term securities)	15.93%	27.98%	21.97%	27.80%	23.71%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 58.

Sit Mid Cap Growth Fund

Financial Highlights

	Years Ended June 30,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$9.90	$14.83	$15.71	$13.01	$11.28
Operations:
Net investment income (loss) (1)	(.05)	(.03)	(.07)	(.04)	—
Net realized and unrealized gains (losses) on investments	1.72	(4.81)	(.31)	2.74	1.73
Total from operations	1.67	(4.84)	(.38)	2.70	1.73
Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	—	(.09)	(.50)	—	—
Total distributions	—	(.09)	(.50)	—	—
Net Asset Value:
End of period	$11.57	$9.90	$14.83	$15.71	$13.01
Total investment return (2)	16.87%	(32.51%)	(2.63%)	20.75%	15.34%
Net assets at end of period (000’s omitted)	$130,258	$127,477	$210,880	$205,256	$191,541

Ratios (3):
Expenses (without waiver) (4)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) (4)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) (without waiver)	(0.52%)	(0.40%)	(0.52%)	(0.41%)	(0.13%)
Net investment income (loss) (with waiver)	(0.42%)	(0.30%)	(0.42%)	(0.31%)	(0.03%)

Portfolio turnover rate (excluding short-term securities)	20.39%	18.07%	34.61%	40.08%	32.48%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.25% of average daily net assets.

However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit International Growth Fund

Financial Highlights

	Years Ended June 30,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$10.90	$17.80	$18.70	$15.48	$12.31
Operations:
Net investment income (loss) (1)	.11	.13	.15	.20	.14
Net realized and unrealized gains (losses) on investments	.65	(6.95)	(.85)	3.17	3.10
Total from operations	.76	(6.82)	(.70)	3.37	3.24
Capital share proceeds (5)	.13	.10	—	—	—
Distributions to Shareholders:
From net investment income	(.12)	(.18)	(.20)	(.15)	(.07)
From net realized gains	—	—	—	—	—
Total distributions	(.12)	(.18)	(.20)	(.15)	(.07)
Net Asset Value:
End of period	$11.67	$10.90	$17.80	$18.70	$15.48
Total investment return (2)	8.10%	(37.71%)	(3.82%)	21.87%	26.37%
Net assets at end of period (000’s omitted)	$20,586	$21,009	$37,714	$39,511	$34,700

Ratios (3):
Expenses (without waiver) (4)	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses (with waiver) (4)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) (without waiver)	0.50%	0.74%	0.43%	0.84%	0.60%
Net investment income (loss) (with waiver)	0.85%	1.09%	0.78%	1.19%	0.95%

Portfolio turnover rate (excluding short-term securities)	25.09%	33.12%	16.83%	17.25%	20.21%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.85% of average daily net assets.

However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(5)	The Fund accounted for proceeds during the year from market timing settlements as described in footnote 4 to the financial statements.

See accompanying notes to financial statements on page 58.

Sit Small Cap Growth Fund
Financial Highlights

	Years Ended June 30,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$25.89	$37.44	$40.14	$33.46	$27.74
Operations:
Net investment income (loss) (1)	(.24)	(.16)	(.37)	(.27)	(.23)
Net realized and unrealized gains (losses) on investments	5.67	(11.39)	(2.33)	6.95	5.95
Total from operations	5.43	(11.55)	(2.70)	6.68	5.72
Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net Asset Value:
End of period	$31.32	$25.89	$37.44	$40.14	$33.46
Total investment return (2)	20.97%	(30.85%)	(6.73%)	19.96%	20.62%
Net assets at end of period (000’s omitted)	$59,848	$58,352	$93,527	$105,800	$106,977

Ratios:
Expenses to average daily net assets (3)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.80%)	(0.61%)	(0.93%)	(0.79%)	(0.67%)

Portfolio turnover rate (excluding short-term securities)	22.41%	26.19%	37.20%	38.79%	54.73%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Developing Markets Growth Fund

Financial Highlights

	Years Ended June 30,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$16.13	$25.97	$24.94	$17.38	$12.97
Operations:
Net investment income (loss) (1)	.01	.04	(.07)	.05	.04
Net realized and unrealized gains (losses) on investments	2.90	(9.15)	1.41	7.56	4.43
Total from operations	2.91	(9.11)	1.34	7.61	4.47
Capital share proceeds (4)	—	.09	—	—	—
Distributions to Shareholders:
From net investment income	(.04)	—	(.04)	(.05)	(.06)
From net realized gains	—	(.82)	(.27)	—	—
Total distributions	(.04)	(.82)	(.31)	(.05)	(.06)
Net Asset Value:
End of period	$19.00	$16.13	$25.97	$24.94	$17.38
Total investment return (2)	18.05%	(33.73%)	5.26%	43.82%	34.47%
Net assets at end of period (000’s omitted)	$14,043	$13,203	$23,195	$18,430	$13,057

Ratios:
Expenses to average daily net assets (3)	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	0.06%	0.24%	(0.27%)	0.25%	0.24%

Portfolio turnover rate (excluding short-term securities)	19.90%	13.56%	9.40%	16.25%	27.38%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The Fund received proceeds during the year ended June 30, 2009 from market timing settlements.

See accompanying notes to financial statements on page 58.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders:
Sit Mutual Funds, Inc. Sit Large Cap Growth Fund, Inc. Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc., as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund, as of June 30, 2010 and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
August 23, 2010

This page has been left blank intentionally.

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 to June 30, 2010.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 967.80	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Dividend Growth Fund Class I	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 938.10	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Dividend Growth Fund Class S	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 936.50	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.22
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Global Dividend Growth Fund Class I	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 902.10	$5.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.22
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Global Dividend Growth Fund Class S	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 900.70	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Large Cap Growth Fund	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 906.40	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Mid Cap Growth Fund	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 979.70	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.73
*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Expense Example (Continued)

International Growth Fund	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 880.80	$6.96
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Small Cap Growth Fund	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$1,101.60	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Developing Markets Growth Fund	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10 - 6/30/10)
Actual	$1,000.00	$ 892.00	$9.33
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$9.94
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Information about Directors and Officers (Unaudited)

          The Sit Mutual Funds are a family of 12 no-load mutual funds. The eight Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund and the Sit Global Dividend Growth Fund (the “Funds” or individually, a “Fund”). The four bond funds within the Sit Mutual Fund family are described in separate Annual Reports. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and Sit Global Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Interested Director:
Roger J. Sit (2) Age: 48	Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 81	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
Independent Directors:
Melvin C. Bahle Age: 91	Director	Director since 2005 or the Fund’s inception if later; Director Emeritus 1995 to 2005, and Director from 1984 to 1995.	Director and/or officer of several foundations and charitable organizations.	12	None.
John P. Fagan Age: 80	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member on Board of St. Joseph’s College in Rensselar, Indiana.	12	None.
Sidney L. Jones Age: 76	Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.

Information about Directors and Officers (Continued)

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Independent Directors (continued)
Bruce C. Lueck Age: 69	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 62	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Barry N. Winslow Age: 62	Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation July 2008 to present, COO 2006 to 2007; President of the national charter, 2001 to 2006.	12	TCF Financial Corporation.
Officers:
Kent L. Johnson Age: 44	Vice President –Investments	Re-Elected by the Boards annually; Officer since 2003	Vice President – Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 50	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1985	Vice President – Research and Investment Management of the Adviser.	N/A	N/A
Robert W. Sit Age: 41	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1997	Vice President – Research and Investment Management of the Adviser.	N/A	N/A
Bryce A. Doty Age: 43	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A
Paul E. Rasmussen Age: 49	Vice President & Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 65	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP	N/A	N/A

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Officers (Continued)
Carla J. Rose Age: 44	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF.	N/A	N/A
Kelly K. Boston Age: 41	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A

(1)

Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

(3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Federal Tax Information (Unaudited)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (g)
Balanced Fund
October 8, 2009	$0.09191		$0.00000
December 18, 2009	0.09741		0.00000
April 9, 2010	0.09232		0.00000
July 9, 2010	0.07658		0.00000
	$0.35822	(b)	$0.00000

Dividend Growth Fund (Class I)
October 8, 2009	$0.04211		$0.00000
December 18, 2009	0.04864		0.00000
April 9, 2010	0.04004		0.00000
July 9, 2010	0.04972		0.00000
	$0.18051	(c)	$0.00000

Dividend Growth Fund (Class S)
October 8, 2009	$0.03667		$0.00000
December 18, 2009	0.04204		0.00000
April 9, 2010	0.03295		0.00000
July 9, 2010	0.04237		0.00000
	$0.15403	(c)	$0.00000

Global Dividend Growth Fund (Class I)
October 8, 2009	$0.02670		$0.00000
December 18, 2009	0.03294		0.00000
April 9, 2010	0.03250		0.00000
July 9, 2010	0.06888		0.00000
	$0.16102	(d)	$0.00000

Global Dividend Growth Fund (Class S)
October 8, 2009	$0.02022		$0.00000
December 18, 2009	0.02618		0.00000
April 9, 2010	0.02523		0.00000
July 9, 2010	0.06182		0.00000
	$0.13345	(d)	$0.00000

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (g)
Large Cap Growth Fund
December 18, 2009	$0.21501	(e)	$0.00000

Developing Markets Growth Fund
December 18, 2009	$0.04413	(f)	$0.00000

International Growth Fund
December 18, 2009	$0.12449	(f)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as ordinary income, 39.4% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 50.4% qualifying for dividends-received deduction by corporations.

(c)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.0% qualifying for dividends-received deduction by corporations.

(d)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 95.4% qualifying for dividends-received deduction by corporations.

(e)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.0% qualifying for dividends-received deduction by corporations.

(f)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals.

(g)	Taxable as long-term gain.

Additional Information (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $9.1 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:
•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans

A N N U A L  R E P O R T  S T O C K  F U N D S
One Year Ended June 30, 2010

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
BNY Mellon Asset Servicing
P.O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP 90 South Seventh Street Suite 4200 Minneapolis, MN 55402 LEGAL COUNSEL Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402

          www.sitfunds.com

Item 2:  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.  The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN  55402.

Item 3:  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee.  Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:  Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2010	25,000	0	5,200	0
Fiscal year ended June 30, 2009	24,600	0	5,100	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)  (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date August 26, 2010

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit Chairman

Date August 26, 2010

Item 2:  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.  The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN  55402.

Item 3:  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck,,Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee.  Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:  Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2010	20,400	0	5,200	0
Fiscal year ended June 30, 2009	20,000	0	5,100	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor.  Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)  (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date August 26, 2010

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit Chairman

Date August 26, 2010

Item 2:  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.  The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN  55402.

Item 3:  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle,  Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee.  Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:  Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010				2009
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	22,700	0	5,200	0	22,300	0	5,100	0
Sit Balanced Fund (series B)	15,500	0	5,200	0	15,200	0	5,100	0
Sit Developing Markets Growth Fund (series C)	14,800	0	5,200	0	14,500	0	5,100	0
Sit Small Cap Growth Fund (series D)	18,300	0	5,200	0	17,900	0	5,100	0
Sit Dividend Growth Fund (series G)	14,900	0	5,200	0	14,600	0	5,100	0
Sit Global Dividend Growth Fund (series H)	14,900	0	5,200	0	14,600	0	5,100	0

Total Mutual Funds, Inc.	101,100	0	31,200	0	99,100	0	30,600	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor.  Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)  (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date August 26, 2010

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit Chairman

Date August 26, 2010